As filed with the Securities and Exchange Commission on November 20, 2009

1933 Act Registration File No.   333- 162658

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[    X   ]               Pre-Effective Amendment No.                        _ 1 __
[      ]               Post-Effective Amendment No.                      ___

(Check appropriate box or boxes.)

FORUM FUNDS
(Exact Name of Registrant as Specified in Charter)

Three Canal Plaza, Suite 600
Portland, Maine 04101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (207) 347-2090

Francine J. Rosenberger, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Copy to:
David L. Faherty, Esq.
Atlantic Fund Administration, LLC
Three Canal Plaza
Portland, ME 04101

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on  November 2 3 , 2009 pursuant to Rule 4 61 .

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Limited Partners

Part A - Proxy Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

IMPORTANT NOTICE: PLEASE PROVIDE YOUR CONSENT BY TELEPHONE OR COMPLETE THE ENCLOSED WRITTEN CONSENT AND RETURN IT AS SOON AS POSSIBLE.

BMO PARTNERS FUND, L.P.
 360 Madison Avenue, 18th Floor
New York, New York 10017

November 23, 2009

Dear Partners:

This Combined Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of your consent by Beck, Mack & Oliver LLC, the general partner (the “General Partner”) of the BMO Partners Fund, L.P. (the “Partnership”), to the General Partner’s recommendation to convert the Partnership into the Beck, Mack & Oliver Partners Fund (the “Acquiring Fund”), a series of Forum Funds (“Forum”).  The Proxy Statement includes the form of a proposed Agreement and Plan of Reorganization by and among (1) the Partnership, (2) the General Partner, and (3) Forum, on behalf of the Acquiring Fund (the “Plan”).

The General Partner is soliciting your consent for the Partnership to enter into the Plan and to effectuate a proposed transaction in which: (a) the Partnership will transfer substantially all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Partnership’s liabilities; (b) the Partnership will then distribute the shares it received from the Acquiring Fund proportionately to its partners and terminate (the “Reorganization”).

A consent form that requests your vote on the Reorganization is enclosed with this mailing.  The Plan describes the Reorganization and sets forth the basic information you should know before executing the consent form.  After carefully reviewing the Proxy Statement and the Plan and considering the effects of the Reorganization, please follow the instructions on the consent form to provide your consent by telephone or complete and return the consent form in the enclosed postage-paid return envelope. If your telephonic consent, consent form or a suitable alternative written instrument is not received by the Partnership prior to November 30, 2009 you will be treated as not having provided your consent for the Partnership to enter into the Plan.

The General Partner believes the Reorganization is in the best interests of the limited partners of the Partnership (the “Limited Partners”) and intends to give written consent to the Plan if you consent to the Partnership entering into the Plan.  In evaluating the Plan, please note that:

1.           Investors in the Acquiring Fund will have more flexibility and liquidity than those in the Partnership due to their ability to redeem shares of the Acquiring Fund each Business Day (as defined below) and to purchase additional shares daily and in smaller amounts. They will also receive simplified tax reports (Forms 1099 for dividends and redemptions rather than Schedules K-1).

2.           The Partnership and the Acquiring Fund pursue the same investment objective and have substantially similar investment strategies and policies.  The Acquiring Fund will be managed in a manner substantially similar to that of the Partnership.

3.           The Partnership and the Acquiring Fund will have substantially similar portfolio holdings.

4.           The General Partner will continue to manage the Acquiring Fund at substantially similar management fees paid by the Partnership and the same portfolio manager will continue to manage the assets of the Acquiring Fund.

5.           The Plan includes provisions intended to avoid dilution of the partnership interests of the Partnership. If you consent to the Plan, each partner of the Partnership will receive shares of the Acquiring Fund equal in value to the partner’s capital account in the Partnership.

6.            The transactions contemplated under the Plan with respect to the Partnership and the Acquiring Fund will not cause the Partnership, the Limited Partners or the Acquiring Fund to recognize gain or loss for federal income tax purposes.

7.           No sales charges will be imposed on the Limited Partners in connection with the Reorganization.

The General Partner believes that the Plan is important and recommends that you read the enclosed materials carefully and then provide your consent for the Partnership to enter into the Plan.

The General Partner and Atlantic Fund Administration, LLC will pay all costs incurred in connection with the Reorganization, including without limitation the costs associated with soliciting the consent of the Limited Partners to enter into the Plan and the costs associated with the organization and start-up of the Acquiring Fund.

PLEASE PROVIDE YOUR CONSENT BY TELEPHONE OR   COMPLETE, DATE AND SIGN THE ENCLOSED CONSENT FORM AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR INTERESTS. NO POSTAGE NEED BE AFFIXED IF THE CONSENT FORM IS MAILED IN THE UNITED STATES. THE CONSENT IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

IF YOU HAVE ANY QUESTIONS CONCERNING THE ENCLOSED PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO CONSENT BY TELEPHONE OR   TO EXECUTE AND DELIVER A CONSENT FORM, PLEASE CONTACT THE GENERAL PARTNER, ATTN. ZACHARY A. WYDRA, AT (212) 661-2640.

Very truly yours,

/s/ Robert C. Beck

Senior Member, Beck, Mack & Oliver LLC

COMBINED PROXY STATEMENT/PROSPECTUS

November 23, 2009

Acquisition of the Assets of

BMO PARTNERS FUND, L.P.
360 Madison Avenue, 18th Floor
New York, New York 10017
(212) 661-2640

By and in Exchange for
Shares of Beneficial Interest of

BECK, MACK & OLIVER PARTNERS FUND

a newly created series of

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
(207) 347-2000

On behalf of BMO Partners Fund, L.P. (the “Partnership”), a Delaware limited partnership, Beck, Mack & Oliver LLC (“BMO”), the general partner of the Partnership (the “General Partner”), intends to enter into an Agreement and Plan of Reorganization by and among: (1) the Partnership; (2) the General Partner; and (3) Forum Funds (“Forum”), a registered investment company, on behalf of the Beck, Mack & Oliver Partners Fund (the “Acquiring Fund”), a new series of Forum formed for the purpose of reorganizing the Partnership (the “Plan”), if the limited partners of the Partnership (the “Limited Partners”) give their consent to this action.

If the Limited Partners consent, the Partnership will (1) transfer substantially all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Partnership’s liabilities and (2) the Partnership will then distribute the shares received from the Acquiring Fund proportionately to the General Partner and Limited Partners and terminate (the “Reorganization”).  Prior to the Partnership’s transfer of its assets to the Acquiring Fund under the Plan, the Acquiring Fund will not have made a public offering of its shares and will have only nominal assets.

The General Partner and Atlantic Fund Administration, LLC will pay all costs incurred in connection with the Reorganization, including without limitation the costs associated with soliciting the consent of the Limited Partners to the Partnership’s entering into the Plan and the costs associated with the organization and start-up of the Acquiring Fund.

This Combined Proxy Statement/Prospectus (“Proxy Statement”) sets forth the basic information you should know before providing your consent.  You should read it and keep it for future reference.  Additional information relating to this Proxy Statement is set forth in the Statement of Additional Information (“SAI”) dated December 1, 2009, which is incorporated by this reference into this Proxy Statement.  The SAI is included as Part B to this Proxy Statement.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I.	THE PROPOSED REORGANIZATION	1
	A. OVERVIEW	1
	B. REASONS FOR THE REORGANIZATION	1
	C. CONSIDERATIONS BY THE GENERAL PARTNER	1
	D. COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES	2
	E. COMPARISON OF PRINCIPAL RISKS	4
	F. COMPARISON OF INVESTMENT RESTRICTIONS	5
	G. COMPARISON OF FEES AND EXPENSES	5
	H. PERFORMANCE INFORMATION	7
	I. COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES	8
	J. COMPARISON OF DISTRIBUTION, PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES	9
	K. KEY INFORMATION ABOUT THE REORGANIZATION	12
	1. SUMMARY OF THE PROPOSED REORGANIZATION	12
	2. DESCRIPTION OF THE ACQUIRING FUND’S SHARES	13
	L. ADDITIONAL INFORMATION ABOUT THE FUNDS	19
APPENDIX A – Form of Agreement and Plan of Reorganization		A-1
APPENDIX B – Valuation, Purchase, Redemption, Exchange and Tax Information for the Acquiring Fund		B-1
APPENDIX C – Financial Statements - BMO Partners Fund, L.P		C-1

 I.          THE PROPOSED REORGANIZATION

A.             OVERVIEW

The General Partner proposes that the Partnership convert to the Acquiring Fund and that each Limited Partner become a shareholder of the Acquiring Fund.  On behalf of the Partnership, the General Partner intends to enter into the Plan if the Limited Partners give their consent to this action. The necessary consent requires the consent of a majority of the holders of more than 50% of the limited partnership interests.

If the Limited Partners consent, then under the Plan the Partnership will (1) transfer substantially all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Partnership’s liabilities and (2) the Partnership will then distribute the shares received from the Acquiring Fund proportionately to the General Partner and Limited Partners and terminate (the “Reorganization”).  The Reorganization will occur as of the Closing Date (as defined in the Plan) or at a later date as agreed upon by the General Partner and the Board of Trustees of Forum (“Forum Board” or the “Board”) and only after the Partnership’s entering into the Plan is approved by the Limited Partners and all conditions under the Plan are satisfied.  You will receive, without recognizing gain or loss for federal income tax purposes, shares of the Acquiring Fund equal in value to your partnership interests in the Partnership as of 12:00 P.M., Eastern time, on the Closing Date.

The General Partner believes that the Reorganization will constitute a tax-free transaction for federal income tax purposes.  The Partnership and Forum will receive an opinion from tax counsel to Forum to such effect.  Therefore, the partners should not recognize any gain or loss with respect to their Partnership interests for federal income tax purposes as a result of the Reorganization. Furthermore, the Partnership will not pay for the costs of the Reorganization.  The General Partner and Atlantic Fund Administration, LLC will bear the costs associated with the Reorganization, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.  In addition to solicitations by mail, the General Partner also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

B.             REASONS FOR THE REORGANIZATION

The primary purpose of the Reorganization is to convert the Partnership to a series of an open-end management investment company and to incorporate the Partnership into the Forum Family of Funds.  The General Partner intends to enter into the Plan on behalf of the Partnership after the Limited Partners provide their consent to its entering into the Plan.  In considering the Plan, the General Partner has taken into consideration that the Reorganization would provide certain benefits to Limited Partners.  The General Partner has considered that, among other benefits, the Limited Partners, as shareholders of a series of an open-end management investment company, will have increased flexibility and liquidity due to their ability to redeem shares of the Acquiring Fund each Business Day and to purchase additional shares daily and in smaller amounts. They will also receive simplified tax reports (Forms 1099 for dividends and redemptions rather than Schedules K-1).  Based on these considerations and the factors set forth below, the General Partner recommends that the Limited Partners consent to the Partnership’s entering into the Plan.

C.             CONSIDERATIONS BY THE GENERAL PARTNER

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the General Partner has determined that the Reorganization is in the best interests of the Partnership and the Limited Partners and that the interests of the Limited Partners will not be diluted as a result of the Reorganization.

The following facts have been reviewed by the General Partner:

The Terms and Conditions of the Reorganization.  The Plan provides for the transfer of substantially all of the Partnership’s assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring

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Fund’s assumption of certain of the Partnership’s liabilities.  No sales charges will be imposed on the Limited Partners in connection with the Reorganization.

Lack of Dilution.  The Plan includes provisions intended to avoid dilution of the interests of the Limited Partners. Under the Plan, each Limited Partner will receive shares of the Acquiring Fund equal in value to the balance of its capital account (i.e., its share of the net assets of the Partnership).

Similarity of Investment Objectives and Policies.  The Acquiring Fund’s and the Partnership’s investment objective is the same.  Both seek capital appreciation consistent with the preservation of capital.  The Acquiring Fund will be managed in a manner substantially similar to that of the Partnership.

The Experience and Expertise of the Investment Adviser. The General Partner considered the continuity of management for the Acquiring Fund.  The General Partner will continue to manage the Acquiring Fund, and Zachary Wydra, the current portfolio manager who is responsible for the day-to-day management of the Partnership, will continue in this capacity for the Acquiring Fund.

Relative Expense Ratios and Cap on Expenses.  The General Partner reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the “Comparison of Fees” section below).  The General Partner noted that the total annual fund operating expenses of the Acquiring Fund would be greater than the total annual fund operating expenses of the Partnership. However, the General Partner also noted that as the investment adviser of the Acquiring Fund, it will maintain the net annual fund operating expenses for the Acquiring Fund through July 31, 2011 at 1.00% of the Acquiring Fund’s average daily net assets , which is only slightly higher than the net annual fund operating expenses of the Partnership .

Cost.  It is anticipated that the Reorganization will result in marginally higher expenses for the Limited Partners.

Economies of Scale. The General Partner considered the potential of both, the Acquiring Fund and the General Partner, as investment adviser of the Acquiring Fund, experiencing economies of scale, as a result of it being a series of Forum, concluding that the structure would benefit the former Limited Partners, as the Acquiring Fund grows.

Operational Efficiencies.  The General Partner anticipates that the outsourcing of administration, transfer agency, and other services is likely to increase operational efficiency while providing a higher level of service to the Limited Partners.

Tax-Free Nature of the Reorganization.  It is anticipated that the Reorganization will be accomplished without causing the Partnership, the Limited Partners, or the Acquiring Fund to recognize gain or loss for federal income tax purposes.

Transaction Costs. The General Partner and Atlantic Fund Administration, LLC will pay all costs incurred in connection with the Reorganization, including without limitation the costs associated with soliciting the consent of the Limited Partners to the Partnership’s entering into the Plan and the costs associated with the organization and start-up of the Acquiring Fund.

D.             COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

Investment Objectives

The investment objectives of the Partnership and the Acquiring Fund are identical – to seek long-term capital appreciation consistent with the preservation of capital.  The Acquiring Fund’s portfolio is expected to be managed in a manner substantially similar to the management of the Partnership’s portfolio.  The Partnership’s investment objective is fundamental, which means it may only be changed by an affirmative vote of Limited Partners holding a majority of interests in the Partnership.  The Acquiring Fund’s investment objective is non-fundamental, which

2

means it can be changed by the Forum Board and without shareholder approval.  There is no current intention to change the Acquiring Fund’s investment objective.

Principal Investment Strategies

The principal investment strategies of the Partnership and the Acquiring Fund are substantially similar.  Both the Partnership and the Acquiring Fund are non-diversified and invest primarily in a portfolio of common stocks and securities convertible into or exercisable for common stocks.  Each also may invest in preferred stocks and fixed, variable and floating rate fixed income securities, such as investment grade notes, bonds and debentures.  The Partnership and the Acquiring Fund both generally seek to invest in equity securities of domestic and foreign companies that they believe have sound, long-term fundamentals. Equity investments typically have been made by the Partnership, and will be made by the Acquiring Fund, in companies that BMO believes are financially strong and appear to have attractive prospects for growth.

The Partnership and the Acquiring Fund each may invest up to 10% of its net assets in fixed income securities rated below investment grade. Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s Investors Service, Inc. or the equivalent by another national rating organization or, if unrated, determined by BMO to be of comparable quality.

The Adviser’s Process

BMO’s process for identifying portfolio investments is substantially similar for the Partnership and the Acquiring Fund.

Although the Partnership’s portfolio primarily consists of marketable equity securities of U.S. and foreign issuers, the General Partner has flexibility in portfolio management of the Partnership and will retain such flexibility as the investment adviser to the Acquiring Fund.  In this regard, portfolio investments may include preferred stocks, corporate notes, bonds and debentures and securities issued and guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

BMO will rely primarily on fundamental analyses of prospective companies to identify companies that, in its judgment, are financially strong and possess high quality assets and above average growth and/or appreciation potential.  BMO will also use fundamental analyses to identify sectors, industries and companies that it believes are experiencing growth, but whose growth has not been recognized by the market, measuring the anticipated appreciation potential of the companies’ securities against existing market prices.  BMO aims to purchase portfolio securities at low price levels relative to earnings and intrinsic valuations.

With respect to the investments in fixed income securities, BMO will monitor interest rate outlooks, the shape of the yield curve and other economic factors to determine an appropriate maturity profile for the investment portfolio consistent with the investment objective.  In particular, BMO will watch the yield spreads between higher and lower quality debt securities, between different sectors of the economy and between different types of debt securities to identify those securities that provide the highest yield at the best price. The Partnership and the Acquiring Fund may invest in debt securities of any maturity.

BMO will monitor the companies in the investment portfolio to determine if there have been any fundamental changes in the companies.  BMO may sell a security if, in its judgment:

•        The underlying company experiences a decline in financial condition
•        The underlying company experiences a significant erosion in profitability, earnings or cash flow
•        The security is overvalued compared to its fundamentals
•        A security holding is overweighted compared to other holdings
•        There are negative trends in inflation, recession or interest rates

 3

Temporary Defensive Measure

The Partnership and the Acquiring Fund each may assume a temporary defensive position that is inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other conditions and invest, without limitation, in cash and prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on performance.  As a result, the Partnership and the Acquiring Fund each may be unable to achieve its investment objective during the employment of a temporary defensive measure.

E.             COMPARISON OF PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect.  In general, the greater the risk, the more money your investment can earn for you and the more you can lose.  The principal risks of investing in the Partnership and the Acquiring Fund are discussed below.  There is no guarantee that either the Partnership or the Acquiring Fund will achieve its investment objectives or will not lose principal value.  Investments in the Partnership and the Acquiring Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The main risks of investing in the Partnership and the Acquiring Fund are substantially similar.  The risks of investing in the Acquiring Fund and the Partnership are set forth below.

General Market Risks.  Investments in the Partnership and the Acquiring Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The market value of securities in which the Partnership and the Acquiring Fund invest is based upon the market’s perception of value and is not necessarily an objective measure of a security’s value.  In addition, the Acquiring Fund’s net asset value (“NAV”) and total return will fluctuate based upon changes in the value of its portfolio securities.  Unlike the Acquiring Fund, the Partnership does not calculate a daily NAV.  There is no assurance that either the Partnership or the Acquiring Fund will achieve its investment objective. An investment in the Partnership or the Acquiring Fund is not by itself a complete or balanced investment program.  You could lose money on your investment or the investment could under perform other investments due to, among other things, poor investment decisions by the Adviser.

Equity and Convertible Securities Risk.  The value of the Partnership’s or the Acquiring Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline.  These fluctuations could be a sustained trend or a drastic movement.  The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices.  The value of your investment may reflect these fluctuations. The value of convertible securities tends to decline as interest rates rise and, because of the conversion, tends to vary with fluctuations in the market value of the underlying securities.

Risks of Foreign Securities.  The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors’ assets.  Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.  Also, foreign securities are subject to the risk that an issuer’s securities may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

Management Risk.  The Partnership and the Acquiring Fund are actively managed.  Accordingly, their performance reflects the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives.  Due to their active management, Partnership and the Acquiring Fund, could under perform mutual funds with similar investment objectives.

Risks of Debt Securities.  Because the Partnership and the Acquiring Fund invest in debt securities, each has the following additional risks: (1) the value of most debt securities falls when interest rates rise; typically, the longer a debt

4

security’s maturity and the lower its credit quality, the more likely it i s that the value of the debt security, whether or not investment grade, will fall in response to an increase in interest rates .  This is because, among other reasons, higher interest rates may limit a lower credit quality issuer’s access to capital ; (2) issuers may prepay fixed rate securities when interest rates fall, forcing the Partnership and the Acquiring Fund to invest in securities with lower interest rates; and (3) the Partnership and the Acquiring Fund are subject to the risk that the financial condition of an issuer may cause the issuer to default or become unable to pay interest or principal due on the issuer’s securities. This risk generally increases as security credit ratings decrease.

Non-Investment Grade Securities Risk.   Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”) are subject to greater risk of loss than higher rated securities.  Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by those difficulties.

Liquidity Risk.  Certain fixed income securities may be difficult (or impossible) to sell at the time and at the price the Adviser would like.  As a result, the Acquiring Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that the Acquiring Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Non-Diversification Risk.  The Partnership and the Acquiring Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers.  Investing in a limited number of issuers exposes the Partnership and the Acquiring Fund to greater risk and losses than if its assets were more diversified.

F.             COMPARISON OF INVESTMENT RESTRICTIONS

Although the investment restrictions of the Partnership and the Acquiring Fund are substantially similar, there are certain differences that are inherent in the organizational differences between the Partnership, which is a Delaware limited partnership, and the Acquiring Fund, which is a series of a registered management investment company subject to the Investment Company Act of 1940, as amended (the “1940 Act”).  The Partnership’s investment restrictions are fundamental, which means that they may not be changed without the affirmative vote of the Limited Partners holding a majority of the Partnership interests.  By comparison, the Acquiring Fund has fundamental and non-fundamental investment restrictions.  The Acquiring Fund’s fundamental investment restrictions can be changed only by a vote of a majority of the Acquiring Fund’s outstanding voting securities, as that term is defined in Section 2(a)(42) of the 1940 Act.  The Acquiring Fund’s non-fundamental investment restrictions can be changed by the Forum Board without a shareholder vote.  The Acquiring Fund has retained certain of the Partnership’s fundamental investment restrictions, and has either deleted or adopted as non-fundamental, the Partnership’s investment restrictions that are unlikely to have a bearing on the day-to-day management of the Acquiring Fund’s assets.  The Partnership’s fundamental investment restrictions can be found in the Partnership’s Private Placement Memorandum.  The Acquiring Fund’s investment restrictions may be found in the SAI.

The Partnership and the Acquiring Fund have substantially similar fundamental investment restrictions pertaining to senior securities, concentration, underwriting securities, loans, investments in real estate and commodities.  The Acquiring Fund has adopted a fundamental investment restriction permitting borrowing in an amount up to 33-1/3 of the Acquiring Fund’s total assets and for other than emergency purposes, as permitted by the 1940 Act.  However, for consistency with the Partnership’s investment restrictions, the Acquiring Fund has adopted a non-fundamental investment limitation limiting the Acquiring Fund’s borrowing for temporary or emergency purposes to up to 10% of the Acquiring Fund’s total assets.  For consistency with the Partnership’s investment restrictions, the Acquiring Fund also has adopted non-fundamental investment restrictions with respect to: (1) pledging; (2) investments in other investment companies; (3) margin and short selling; and (4) illiquid securities.  Like the Partnership, the Acquiring Fund limits investments in the voting securities of foreign corporations to 10% of its total assets.

G.             COMPARISON OF FEES AND EXPENSES

Like all investment funds and mutual funds, the Partnership and the Acquiring Fund incur certain expenses in their operations and, as a Limited Partner or a shareholder, you pay these expenses indirectly.  The following tables compare the various fees and expenses, on a pro forma basis, that a shareholder could expect to incur from an investment in the Acquiring Fund, and the various fees and expenses that a partner of the Partnership incurred for

  5

the twelve month period ended September 30, 2009.  Actual expense information for the Acquiring Fund is not provided as the Acquiring Fund has not yet made a public offering of its shares and will have only nominal assets prior to the completion of the Reorganization.

Shareholder Fees (fees paid directly from your investment)	Partnership	Acquiring Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	N/A	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions (as a percentage of the offering price)	N/A	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sales price)	N/A	None
Redemption Fee (as a % of value of shares redeemed) (1)	N/A	2.00%
Exchange Fee (as a % of value of shares redeemed)	N/A	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Partnership	Acquiring Fund
Management Fees	0.93%(2)	1.00%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.12%	0. 79%
Total Annual Fund Operating Expenses	1.05%	1. 79%
Fee Reimbursement	(0.17%)	(0. 79%)(3)
Net Annual Fund Operating Expenses	0.88%(4)	1.00%

(1)
Only shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% fee. This fee will not be assessed on Limited Partners who redeem or exchange their shares in the Acquiring Fund within 60 days of the Reorganization.

(2)
The Partnership paid the General Partner a management fee computed at an annual rate of 1% on the first $5,000,000 in average daily net assets, 0.75% on the second $5,000,000 in average daily net assets, and 0.50% on average daily net assets over $10,000,000.

(3)
The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that the total annual fund operating expenses exceed 1.00% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) through July 31, 2011. The contractual waiver may be changed or eliminated only with the consent of the Board of Trustees.

(4)	Based on operating expenses for the twelve month period ended September 30, 2009.

EXAMPLE OF EFFECT ON ACQUIRING FUND EXPENSES

The following is a hypothetical example intended to help you compare the cost of investing in the Partnership with the costs of investing in the Acquiring Fund after the Reorganization. This example assumes that you invest $10,000 for the time periods indicated and then redeem all of your interests or shares at the end of those periods. The example also assumes that your investment has a 5% annual rate of return, that Total Annual Operating Expenses of the fund remain the same as stated in the above table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

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	Partnership	Pro Forma/Acquiring Fund
1 Year	$ 90	$ 102
3 Years	$ 317	$ 486

Your cost would be the same if you did not redeem your shares during the time periods indicated above. The Acquiring Fund’s estimated net expenses are used to calculate costs for the first year only, and the Acquiring Fund’s total annual operating expenses are used to calculate costs for the other years.

H.             PERFORMANCE INFORMATION

The Acquiring Fund will adopt the performance history and financial statements of the Partnership.  The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing changes in the Partnership’s performance from year to year and by showing how the Partnership’s average annual returns for 1-, 5- and 10-years compare with a broad measure of market performance.  Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The Acquiring Fund’s performance for periods prior to December 1, 2009 is that of the Partnership and reflects the expenses of the Partnership, which were lower than the Acquiring Fund’s current net expenses, except for 2008, when the Partnership’s expenses were higher.  The performance prior to December 1, 2009 is based on calculations that are different than the standardized method of calculations accepted by the SEC.  If the Partnership’s performance had been readjusted to reflect the estimated expenses of the Acquiring Fund, the performance would have been lower. The Partnership was not registered under the 1940 Act and was not subject to certain restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.

       The calendar year-to-date return as of September 30, 2009 was 18.38%.

During the periods shown in the chart, the highest quarterly return was 13.40% (for the quarter ended June 30, 2003) and the lowest quarterly return was -28.38% (for the quarter ended December 31, 2008).

The following table compares the Acquiring Fund’s average annual total return before taxes as of December 31, 2008 to its primary performance benchmark, the Standard & Poor’s 500 Composite Stock Index® (the “S&P 500 Index®”).  The following table also includes information concerning the Acquiring Fund’s secondary performance benchmarks, the Russell 1000 Index®, the Russell 1000 Value Index®, and the Russell 3000 Index®.

Beck, Mack & Oliver Partners Fund	1 Year	5 Years	10 Years
Return Before Taxes	-42.04%	-1.08%	1.38%
The S&P 500 Index® (refl (Reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%
The Russell 1000 Index® (refl (Reflects no deduction for fees, expenses or taxes)	-37.60%	-2.04%	-1.09%

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Beck, Mack & Oliver Partners Fund	1 Year	5 Years	10 Years
The Russell 1000 Value Index® (refl (Reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.36%
The Russell 3000 Index® (ref (Reflects no deduction for fees, expenses or taxes)	-37.31%	-1.95%	-0.80%

The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of expenses.

The Russell 1000 Index is a market index that measures the performance of the large-cap segment of the U.S. equity market. The Russell 1000 Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the Russell 1000 Index’s performance does not reflect the effect of expenses.

The Russell 1000 Value Index is a market index that measures the performance of the large-cap value segment of the U.S. equity market. The Russell 1000 Value Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the Russell 1000 Value Index’s performance does not reflect the effect of expenses.

The Russell 3000 Index is a market index that measures the performance of the largest 3000 U.S. companies in the U.S. equity market. The Russell 3000 Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the Russell 3000 Index’s performance does not reflect the effect of expenses.

I.             COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES

BMO, which is located at 360 Madison Ave., 18th Floor, New York, New York 10017, serves as the General Partner for the Partnership and will serve as the investment adviser for the Acquiring Fund.  BMO has provided investment advisory services to clients since 1931.  As of September 30, 2009, BMO had approximately $3.4 billion of assets under management.

Subject to the general oversight of the Forum Board, BMO will serve as investment adviser to the Acquiring Fund pursuant to an investment advisory agreement with Forum (the “Advisory Agreement”). BMO will make decisions regarding the investment and reinvestment of the Acquiring Fund’s assets.  Under the Advisory Agreement, BMO will furnish, at its own expense, all services, facilities and personnel necessary in connection with managing the Acquiring Fund’s investments and effecting portfolio transactions for the Acquiring Fund.  BMO also may pay fees to certain brokers/dealers to have the Acquiring Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Acquiring Fund shares through such institutions.  For advisory services provided to the Acquiring Fund, BMO will receive an advisory fee at an annual rate of 1.00% of the Acquiring Fund’s average daily net assets.

The General Partner determines appropriate investment strategies for the Partnership, and identifies and monitors the ongoing performance of the Partnership’s invested funds. The General Partner has full responsibility for the management of the Partnership and receives quarterly a management fee equal to: 1% per annum of the first $5 million of the Partnership’s net assets, 3/4 of 1% per annum of the next $5 million of the Partnership’s net assets and 1/2 of 1% per annum of net assets in excess of $10 million. The Partnership bears its own general and administrative expenses and all of the investment expenses incurred directly by the Partnership.

Mr. Zachary Wydra is responsible for substantially all of the day-to-day management of the Partnership.  Mr. Wydra will continue as portfolio manager of the Acquiring Fund.  Mr. Wydra has over 10 years of experience in the investment industry.  Mr. Wydra has served as a portfolio manager at the Adviser since 2005, and was admitted to the Partnership in 2007.  Prior to joining the Adviser, Mr. Wydra served as an analyst at Water Street Capital from 2003 through 2005.

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J.             COMPARISON OF DISTRIBUTION, PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

Comparison of Sales Charges

Neither the Acquiring Fund nor the Partnership impose sales charges on purchases of shares or interests, respectively.

Comparison of Purchase Procedures

You may purchase shares of the Acquiring Fund on each weekday that the New York Stock Exchange (“NYSE”) is open (“Business Day”) at the NAV per share, computed after the purchase order and monies are received by the Acquiring Fund’s transfer agent or certain financial intermediaries.  You may generally purchase shares of the Acquiring Fund by check, wire, ACH payment, systematic investment plan (discussed below) or through your financial institution.  All checks must be payable in U.S. dollars, drawn on U.S. financial institutions and made payable to “Beck, Mack & Oliver Partners Fund.”  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted by the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check).

Foreside Fund Services, LLC (the “Distributor”) is the distributor for the Acquiring Fund.  The Distributor is obligated to sell shares of the Acquiring Fund on a best efforts basis only against purchase orders for the shares. Shares of the Acquiring Fund will be offered to the public on a continuous basis at the relevant NAV.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).  The Acquiring Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing such services.  With respect to the Acquiring Fund, Forum has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

Additional shareholder account information for the Acquiring Fund is available in Appendix B to this Proxy Statement.

Purchases of limited partnership interests in the Partnership are valued at the amount contributed to the Partnership. Admission as a Limited Partner of the Partnership is not open to the general public. Each new Limited Partner must make a capital contribution of at least $100,000 unless the General Partner exercises its discretion to waive the minimum requirement. New Limited Partners may contribute capital to the Partnership on at least 10 days’ prior written notice to the General Partner on the first day of each calendar quarter. Additional capital contributions may be made by existing Limited Partners on at least 10 days’ prior written notice to the General Partner on the first day of each calendar quarter, provided that each capital contribution is at least $10,000, unless the General Partner exercises its discretion to waive the minimum requirement. Limited Partners may be admitted and additional capital contributions may also be made as of such date or dates as the General Partner shall determine.

Neither the Partnership nor the Acquiring Fund issue share certificates.

Key Differences. Because the Partnership is a limited partnership, the method of purchasing Partnership interests is different from purchasing shares of the Acquiring Fund. The Acquiring Fund continuously offers its shares through its distributor. If you purchase shares directly from the Acquiring Fund, you receive monthly account statements and a confirmation of every transaction. Shares of the Acquiring Fund may be purchased through a financial intermediary. You may purchase shares of the Acquiring Fund on each Business Day.  Limited Partners may only be admitted upon the prior consent of the General Partner, on such date as the General Partner determine.  Additionally, the Acquiring Fund has also reserved the right to redeem shares “in kind.”

Comparison of Exchange Procedures

You may exchange your shares of the Acquiring Fund for shares of the Beck, Mack & Oliver Global Equity Fund (the “BMO Global Equity Fund”), which is another series of the Forum advised by the Adviser.  The BMO Global

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Equity Fund may not be available for exchange in your state, and the Acquiring Fund’s transfer agent will provide, upon request, information regarding whether it is available.  An exchange is a sale and purchase of shares and generally will have tax consequences.  If you exchange your shares within 60 days of purchase, you will be charged a 2.00% redemption fee; however, no redemption fee will be imposed on a Limited Partner who exchanges his or her shares of the Acquiring Fund within 60 days of the Reorganization.

More information regarding the Acquiring Fund’s exchange privileges is available in Appendix B to this Proxy Statement.

The Partnership has no exchange privileges with any other investment vehicle.

Key Differences. The Partnership has no exchange privileges with any other investment vehicle. The Acquiring Fund permits exchanges of shares for shares of the BMO Global Equity Fund.

Comparison of Redemption Procedures.

You may redeem shares of the Acquiring Fund on any weekday that the NYSE is open.  You may generally redeem shares of the Acquiring Fund by mail, wire, telephone, through a systematic withdrawal plan (discussed below), or through your financial institution.  The Acquiring Fund processes redemption orders received in good order at the next calculated NAV. Under normal circumstances, the Acquiring Fund will send redemption proceeds to you within a week. If the Acquiring Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

If you redeem your shares within 60 days of purchase, you will be charged a redemption fee of 2.00% of the NAV of shares redeemed. The fee is charged for the benefit of remaining shareholders and will be paid to the Acquiring Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Acquiring Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.

Pursuant to an election filed with the SEC, the Acquiring Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent the Acquiring Fund redeems its shares in kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing or selling the portfolio securities it receives from the Acquiring Fund.

Additional information regarding the Acquiring Fund’s redemption policies is available in Appendix B to this Proxy Statement.

Any Limited Partner, by contrast, may only withdraw all or any part of his or her capital account as of the first day of each calendar quarter, upon giving 30 days’ prior written notice to the General Partner, provided that Limited Partners who do not retain at least $100,000 in their capital accounts may be required to withdraw from the Partnership by the General Partner. The General Partner has the right to require any Limited Partner to withdraw from the Partnership at any time for any reason. The General Partner may withdraw all or any portion of its capital account on any date on which a Limited Partner may make withdrawals.

On the first day of each calendar quarter, a Limited Partner may, on 30 days’ prior written notice to the General Partner, withdraw all of his capital account.  A withdrawing Limited Partner will receive an amount equal to the value of his capital account with the Partnership in cash or securities or both, as the General Partner may, in its sole discretion, determine. As soon as practicable after the first day of a calendar quarter prior to which proper written notice to withdraw his capital account, the Partnership will pay to such Limited Partner or his or her representative the amount, if any, to which such Limited Partner is entitled.

Key Differences. The Partnership permits redemptions of partnership interests less frequently than the Acquiring Fund permits redemptions of shares. The Acquiring Fund may accept and process redemption orders on any

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Business Day, or under unusual circumstances, when the NYSE is closed if deemed appropriate by Forum’s officers.  The Partnership only permits redemptions on the first day of each calendar quarter on 30 days prior written notice to the General Partner. Consequently, an investment in the Partnership is less liquid than an investment in the Acquiring Fund. In addition, you may redeem shares of the Acquiring Fund through its transfer agent by mail, wire or telephone while you may redeem partnership interests in the Partnership only through the General Partner. Because the Acquiring Fund must stand ready to redeem shareholders each Business Day, there may be slight differences in portfolio management techniques (such as investments in liquid securities) in order to ensure that the Acquiring Fund can meet shareholder redemption requests. Although the Partnership has more flexibility to invest in illiquid securities, it generally has invested in liquid securities.

Systematic Investment/Withdrawal Plans. The Acquiring Fund offers systematic investment and withdrawal plans. A shareholder of the Acquiring Fund may establish a systematic investment plan to automatically invest a specified amount of money (up to $25,000 per transaction) into their account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from a designated savings or checking account via ACH.  Systematic investments must be for at least $250 per occurrence. A shareholder of the Acquiring Fund may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from their account on a specified date and frequency not to exceed one withdrawal per month. These payments are sent from a designated account by check to the shareholders address of record, or to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

The Partnership does not have a systematic investment or systematic withdrawal plan.

Comparison of Minimum Initial/Subsequent Investment Requirements

The following tables summarize the minimum initial and subsequent investment requirements of the Partnership and the Acquiring Fund.

	Partnership	Acquiring Fund
INITIAL INVESTMENT
Standard Accounts	$100,000	$2,500
Systematic Investment Plans	N/A	N/A
Traditional Individual Retirement Accounts (“IRAs”) and Roth IRAs	N/A	$2,000
SUBSEQUENT INVESTMENTS
Standard Accounts	$10,000	$1,000
Systematic Investment Plans	N/A	$250
Traditional and Roth IRAs	N/A	$1,000

Comparison of Distribution Policies

The Acquiring Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it realizes Fund will be distributed at least annually.  Most mutual fund investors have their dividends reinvested in additional shares of the fund. If a shareholder chooses this option, or if a shareholder does not indicate any choice, all distributions will be reinvested.  Alternatively, a shareholder may choose to have his or her distributions sent directly to his or her bank account or a check may be mailed if the distribution amount is $10 or more. However, if a distribution amount is

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less than $10, the proceeds will be reinvested.  If five or more of dividend or capital gains checks remain uncashed after 180 days, all subsequent distributions may be reinvested, in the Acquiring Fund’s discretion.  For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

The net capital appreciation or net capital depreciation of the Partnership as of the end of each completed fiscal period is allocated to the General Partner and each Limited Partner in the proportion that its, his or her capital account balance bears to the aggregate of all the capital account balances as of the beginning of that fiscal period. Net capital appreciation and depreciation of the Partnership is determined in accordance with generally accepted accounting principles consistently applied.

Comparison of Distribution and Shareholder Servicing Fees

Neither the Partnership nor the Acquiring Fund has adopted a distribution and shareholder services plan pursuant to Rule 12b-1 under the 1940 Act.

Comparison of Net Asset Value Calculation Procedures

The Acquiring Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each Business Day.  The time at which the Acquiring Fund calculates its NAV may change in case of an emergency.  The Acquiring Fund’s NAV is determined by taking the market value of all securities owned by the Acquiring Fund (plus all other assets such as cash), subtracting liabilities, and then dividing the result (net assets) by the number of shares outstanding.  In determining the Acquiring Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used.  If market quotations are not readily available, or the Adviser believes that the prices or values available are unreliable, then securities are valued at fair value pursuant to procedures adopted by the Forum Board.

More information regarding the Acquiring Fund’s NAV calculation procedures is available in Appendix B to this Proxy Statement.

The Partnership does not calculate a NAV daily. Under its Offering Memorandum, the Partnership calculates its net capital appreciation or depreciation at the end of each fiscal period and allocates such net capital appreciation or depreciation to the General Partner and each Limited Partner.

K.             KEY INFORMATION ABOUT THE REORGANIZATION

The following is a summary of key information concerning the Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of the form of which is attached to this Proxy Statement as Appendix A.

      1.        SUMMARY OF THE REORGANIZATION

The Limited Partners are being asked to provide their consent for the Partnership to enter into the Plan and effectuate the Reorganization.  The Acquiring Fund is a newly organized fund that will commence operations upon consummation of the Reorganization.  If the Limited Partners provide that consent, then under the Plan the Partnership will transfer substantially all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Partnership’s liabilities. The Plan further provides that the Partnership will then distribute the shares received from the Acquiring Fund proportionately to the General Partner and Limited Partners and terminate. The General Partner and each Limited Partner will receive full and fractional shares of the Acquiring Fund equal in value to that of its, his or her partnership interest in the Partnership.

The Plan may be terminated if certain conditions precedent have not been satisfied or if the General Partner or the Forum Board determines that consummation of the Reorganization is not in the best interests of the Partnership or the Acquiring Fund, respectively. Under the Plan, the General Partner and Atlantic Fund Administration, LLC will

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pay all costs incurred in connection with the Reorganization, including without limitation the costs associated with soliciting the consent of the Limited Partners to the Partnership’s entering into the Plan and the costs associated with the organization and start-up of the Acquiring Fund.

The Closing Date of the Reorganization is scheduled to occur on or about December 1, 2009, or another date as to which the parties may agree. If the General Partner enters into the Plan on behalf of the Partnership, Partnership interests would thereupon no longer be offered.

       2.        DESCRIPTION OF THE ACQUIRING FUND’S SHARES

Forum is organized as a Delaware statutory trust. Forum may issue an unlimited number of authorized shares of beneficial interest, no par value. The Forum Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series. Each share of a Series, such as the Acquiring Fund, represents an equal proportionate interest in the assets and liabilities belonging to the Series with each other share of such Series and is entitled to receive distributions out of the net assets belonging to the respective Series as are declared by the applicable Board of Trustees.

Each share of the Acquiring Fund has equal dividend, liquidation and voting rights, and fractional shares have those rights proportionately. the Acquiring Fund pays all of its other expenses (including expenses for advisory services, custodial services, transfer agent services, administrative services, shareholder services, accounting and legal services fees, brokerage fees and commissions, expenses of redemption of shares, insurance premiums, expenses of preparing prospectuses and reports to shareholders, interest, bookkeeping, fees for independent trustees, taxes, fees for registering fund shares and extraordinary expenses).

Delaware law does not require Forum to hold annual meetings of shareholders, and generally, Forum will hold shareholder meetings only when specifically required by Federal or state law.

There are no conversion or preemptive rights in connection with shares of the Acquiring Fund. All shares of the Acquiring Fund are fully paid and non-assessable. A shareholder of the Acquiring Fund will receive a pro rata share of all distributions arising from the Acquiring Fund’s assets and, upon redeeming shares, will receive the portion of the Acquiring Fund’s net assets represented by the redeemed shares.

       3.                    COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Partnership and the Acquiring Fund and the rights of their shareholders.

Comparison of Business Structures

The Acquiring Fund is a series of Forum, a Delaware statutory trust that is registered under the 1940 Act as an open-end, management investment company. Forum commenced operations on March 24, 1980 as a Maryland corporation and reorganized into a Delaware statutory trust on January 5, 1996. Presently, there are twenty-seven separate series of Forum (each series of Forum, a “Series”), including the Acquiring Fund. The business of Forum and each of its Series is managed under the direction of the Forum Board.

The Partnership is a Delaware limited partnership organized on March 8, 1991. The business of the Partnership is managed under the direction of its General Partner, Beck, Mack & Oliver, LLC a limited liability company organized under the laws of the State of New York, and Robert Beck is its Senior Member.

The General Partner and the Forum Board formulate the general policies of the Partnership and the Acquiring Fund, respectively. The General Partner and the Forum Board also meet periodically to review performance, investment activities and practices, and to discuss other matters relating to the Partnership and the Acquiring Fund, respectively.

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Shares of the Acquiring Fund can be sold to retail investors in a public offering, regardless of their net worth. There is no maximum number of investors that may purchase shares of the Acquiring Fund. Interests in the Partnership are offered only in private placements to “accredited investors,” as that term is defined in Rule 501(a) of the Securities Act of 1933, as amended. Accredited investors must meet certain net worth requirements. The maximum number of investors who may be Limited Partners of the Partnership is 100.

As shareholders of a series of an open-end management investment company, former Limited Partners will have increased flexibility and liquidity due to their ability to redeem shares of beneficial interest each Business Day.  The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Shareholders of the Acquiring Fund will also receive simplified tax reports (Form 1099s for dividends rather than Schedule K-1s).

Shareholder or Partner Rights

The following chart provides information with respect to the material differences in the rights of shareholders and partners under Delaware law and the respective governing documents of Forum and the Partnership.

SHAREHOLDER OR PARTNER RIGHTS	FORUM	PARTNERSHIP	EFFECT OF DIFFERENCE
Division of series into separate classes	The Forum Board may divide Series into separate classes without a shareholder vote.	The General Partner cannot divide Partnership interests into separate series/classes without amending the Limited Partnership Agreement.	If Forum decides to authorize a division of Series into classes, the division will not require a shareholder vote.
Calling a shareholder meeting
Shareholders representing 10% of Forum’s (or a Series’) outstanding shares entitled to vote  may call meetings any purpose related to Forum (or a Series), including for the purpose of voting on removal of one or more Trustees.

		The Limited Partners have no authority to call a meeting. The consent of the General Partner is required to amend the Limited Partnership Agreement or remove a General Partner.	The shareholders of Forum and its Series have some power to call a meeting of Forum (or a Series).
Liquidation of Trust or Series	Shareholder approval is required prior to the liquidation of Forum. Shareholder approval is not required prior to the liquidation of the Acquiring Fund.	The General Partner of the Partnership may dissolve the Partnership at any time.
After the Reorganization, the Trustees could decide to terminate the Acquiring Fund without a shareholder vote, which is identical to the General Partner’s authority to dissolve the Partnership at any time.

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SHAREHOLDER OR PARTNER RIGHTS	FORUM	PARTNERSHIP	EFFECT OF DIFFERENCE
Shareholder liability
Delaware law provides that Forum shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the Trust’s obligations to the extent the courts of another state do not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.

Forum’s trust instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of Forum (or a series).

Forum’s trust instrument provides for indemnification out of each Series’ property of any shareholder or former shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions for some other reason for the obligations of the Series.

Forum’s trust instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligations of a Series and satisfy any judgment thereon from the assets of the Series.

Delaware law provides that a Limited Partner of the Partnership is not liable for the obligations of the Partnership unless he or she is also a general partner, or in addition to the exercise of the rights and powers of a Limited Partner, he or she participates in the control of the business. If, however, a Limited Partner does not participate in the control of the business, he or she is liable only to persons who transact business with the Partnership reasonably believing, based on the Limited Partner’s conduct, that the Limited Partners is a general partner.  The Partnership Agreement limits the liability of a Limited Partner for the debts and obligations of the Partnership only to the extent of his or her interest in the Partnership during the fiscal year, or relevant portions thereof to which such debts and obligations are attributable.

Except for a Limited Partners exercising control of the business of the Partnership, an investor, an investor in the Acquiring Fund or the Partnership is not subject to liability for the obligations of Forum or the Partnership.

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SHAREHOLDER OR PARTNER RIGHTS	FORUM	PARTNERSHIP	EFFECT OF DIFFERENCE
Amendments to Governing Instrument
The Board may amend Forum’s trust instrument without a shareholder vote if the amendment (1) does not affect shareholder voting rights; (2) does not amend the provisions of the trust instrument addressing amendments thereto; (3) is not an amendment required by law or by Forum’s registration statement filed with the SEC; and (4) is not an amendment submitted to shareholders for a vote by the Trustees.

The Partnership Agreement may be amended by (1) the General Partner in any manner that does not adversely affect the Limited Partners or (2) by action taken by both the General Partner and a majority of the Limited Partners Partnership interests.
The Acquiring Fund shareholders have a greater opportunity to vote on proposed amendments to Forum’s trust instrument than the Limited Partners have to amend the Partnership agreement.

       4.                    FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The Reorganization is intended to qualify as a tax-free transfer to a corporation controlled by the transferors immediately after the transfer within the meaning of Section 351 of the Code.  It is conditioned on receipt by the Partnership and Forum of an opinion by K&L Gates LLP, counsel to Forum, substantially to the effect that -- based on certain facts and assumptions and conditioned on certain representations made by Forum and the Partnership, including those in the Plan, being true and complete on the Closing Date and the Reorganization’s being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof) -- the Reorganization will qualify as such a transfer and will not constitute a “transfer of property to an investment company” within the meaning of Code Section 351(e)(1) and Treas. Reg. § 1.351-1(c)(1), and that, accordingly, for federal income tax purposes:

1. The Partnership will recognize no gain or loss on the transfer of substantially all of its assets (“Assets”) solely in exchange for Acquiring Fund shares and the Acquiring Fund’s assumption of certain of the Partnership’s liabilities (“Liabilities”) pursuant to the Reorganization;

2. The Partnership’s aggregate basis in those Acquiring Fund shares will equal its aggregate basis in the Assets, reduced by the sum of the Liabilities assumed by the Acquiring Fund or to which the Assets are subject;

3. The Partnership’s holding period for those Acquiring Fund shares will include the period during which the Partnership held the Assets, provided that the Assets were held as capital assets at the time of the Reorganization;

4. The Acquiring Fund will recognize no gain or loss on its acquisition of the Assets solely in exchange for those Acquiring Fund shares and its assumption of the Liabilities

5. The Acquiring Fund’s basis in each Asset will be the same as the Partnership’s basis therein immediately before the Reorganization;

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 6. The Acquiring Fund’s holding period for each Asset will include the Partnership’s holding period therefor;

 7. The Partnership will recognize no gain or loss on the distribution of the Acquiring Fund shares to the General Partner and the Limited Partners in liquidation of their Partnership interests;

 8. A Limited Partner that participates in the Reorganization will recognize no gain or loss on the distribution of Acquiring Fund shares by the Partnership to that Limited Partner in liquidation of its Partnership interest;

 9. The aggregate basis in the Acquiring Fund shares a Limited Partner receives in liquidation of its Partnership interest will be the same as that Limited Partner’s adjusted basis in that Partnership interest; and

10. A Limited Partner’s holding period for those Acquiring Fund shares will include the period during which the Partnership is treated as having held those shares under paragraph 3 above.

The foregoing opinion will not be binding on the Internal Revenue Service or the courts.  Moreover, the conclusions reached in that opinion will be based on current law and authorities, all of which are subject to change, possibly retroactively.

A portion of the assets transferred by the Partnership to the Acquiring Fund will include cash and other assets that the Partnership will have held for less than one year at the time of the Reorganization.  Accordingly, pursuant to paragraphs 3 and 10 above, the Partnership (and, therefore, a Limited Partner) will have a split holding period (i.e., partially long-term and partially short-term) for the Acquiring Fund shares.  Therefore, a portion of any gain realized by a Limited Partner who sells the Acquiring Fund shares within one year of the Reorganization may be characterized as short-term capital gain, rather than long-term capital gain, even though the Limited Partner held its interest in the Partnership for more than one year.

Each Limited Partner must include in taxable income for its tax year its share of the Partnership income for the Partnership taxable year that ends with or within that Limited Partner’s taxable year.

The discussion contained above and in the following two subsections is general in nature, is not intended as tax advice, and does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to specific taxpayers in light of their particular circumstances.  Limited Partners should consult their own tax advisers regarding the tax consequences of the Reorganization to them, including federal, state, local and, if applicable, foreign tax consequences.

FEDERAL INCOME TAX STATUS OF THE ACQUIRING FUND

The Acquiring Fund intends to qualify each taxable year to be taxed as a regulated investment company under the Code (a “RIC”). As a RIC, the Acquiring Fund generally will not be liable for federal income and excise taxes on the net investment income and net capital gains it distributes to its shareholders.  The Acquiring Fund intends to distribute all of its net investment income and net capital gains each year.  Accordingly, the Acquiring Fund should thereby avoid liability for all federal income and excise taxes.

TAX CONSEQUENCES OF ACQUIRING FUND DISTRIBUTIONS

Distributions by the Acquiring Fund of its net investment income (including net short-term capital gains) will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares of the Acquiring Fund.

A portion of the Acquiring Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets). A distribution will be treated as qualified dividend income to the extent that the Acquiring Fund receives dividend income from taxable
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domestic corporations and certain qualified foreign corporations, provided that holding period and certain other requirements are met. To the extent the Acquiring Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.  If you buy shares of the Acquiring Fund just before it makes a distribution, the distribution you receive will be taxable to you even though it represents a return of a portion of the purchase price you paid for the shares.

The sale (redemption) or exchange of shares of the Acquiring Fund will be a taxable transaction for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the shares. Such gain or loss will be capital gain or loss if you held your shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the shares for more than one year at the time of the transaction.

The Acquiring Fund will be required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions and, in the case of a failure described in clause (1) below,  the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you are an individual or certain other non-corporate shareholder and (1) fail to provide the Acquiring Fund your correct taxpayer identification number, (2) are otherwise subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) fail to certify to the Acquiring Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.”  Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your federal income tax liability or refunded.

Reports containing appropriate information with respect to the federal income tax status of the Acquiring Fund’s dividends and other distributions paid during each calendar year will be mailed to its shareholders shortly after the close of the year.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and United States Department of Labor ("DOL") regulations promulgated thereunder provide that the assets of the Partnership may be deemed to be “plan assets” within the meaning of ERISA if “benefit plan investors” (as defined in ERISA) hold 25% or more of any class of equity interests in the Partnership.  "Benefit  plan investors" include employee benefit plans subject to ERISA or Section 4975 of the Code and entities or accounts that are deemed to hold assets of such plans pursuant to ERISA and DOL regulations.  As of the filing date of this Proxy Statement, the General Partner is not a benefit plan investor and benefit plan investors hold less than five percent of the outstanding Partnership interests.  The General Partner does not anticipate that limited partners that are benefit plan investors will hold 25% or more of any class of equity interests in the Partnership prior to the Reorganization.

However, even if the assets of the Partnership were deemed to hold plan assets for purposes of ERISA, or the parallel provisions of the Code, the Reorganization may be permissible under ERISA and under one or more exemptions from ERISA’s prohibited transaction rules, including Prohibited Transaction Exemption 97-41 issued by the DOL. Each fiduciary of a benefit plan investor should consult its legal adviser concerning ERISA and other considerations discussed herein before indicating your consent to the Plan.

       5.                    CAPITALIZATION

The following table shows the capitalization of the Partnership as of September 30, 2009 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the Reorganization.

Partnership Net Assets	Acquring Fund Initial Net Assets	Pro Forma Combined New Assets	Pro Forma Shares Outstanding	Pro Forma Acquiring Fund NAV/Share
$13,930,713	$0	$13,930,713	1,393,071.3	$10/share

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K.             ADDITIONAL INFORMATION ABOUT THE FUNDS

1.           COMPARISON OF OTHER SERVICE PROVIDERS

Atlantic Fund Administration, LLC and its subsidiaries, Three Canal Plaza, Portland, Maine 04101, serve as the Acquiring Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent.  Atlantic also provides compliance services to the Acquiring Fund.

Foreside Fund Services, LLC, the Acquiring Fund’s principal underwriter, serves as the distributor in connection with the offering of the Acquiring Fund’s shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Union Bank, N.A., 350 California Street, San Francisco, CA 94104, is custodian of the New Fund’s investments.

Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the New Fund’s independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC.

In addition to the selection of a money manager, and the monitoring of performance, the General Partner is responsible for the administration and management of the Partnerships affairs, including preparation of reports and tax information for Limited Partners, making determinations concerning liquidation of investments in order to permit withdrawals by Limited Partners, admission of new Limited Partners, and the investment of the Partnerships funds not allocated to a money manager. The following serve as service providers to the Partnership: (1) Simpson Thacher & Bartlett LLP serves as legal counsel to the Partnership, (2) Holtz Rubenstein Reminick LLP serves as accountant,  and (3) State Street Bank and Trust Company serves as custodian.

2.           TAX MATTERS

Additional information regarding the Acquiring Funds’ tax matters is provided in Appendix B to this Proxy Statement.

II.           VOTING INFORMATION

A.             INSTRUCTIONS FOR PROVIDING CONSENT

As described above, the General Partner is soliciting the Limited Partners’ consent to the General Partner entering into the Plan on behalf of the Partnership. Limited Partners of record on November 3, 2009 (the “Record Date”) are eligible to give consent.  In order for the General Partner to enter into the Plan on behalf of the Partnership, the consent of a majority of the percentage of the limited partnership interests owned by all the Limited Partners, as of the Record Date, is required. The General Partner recommends that the Limited Partners provide their consent to the General Partner entering into the Plan on behalf of the Partnership.

A consent form (the “Consent Form”) is enclosed with this Proxy Statement/Prospectus. The Consent Form may be used by each Limited Partner to indicate his or her consent. A Limited Partner should indicate separately whether it approves, disapproves, or abstains from providing his or her consent by checking the appropriate box on the Consent Form, signing and dating the Consent Form, and returning it to the Partnership in the enclosed postage-paid envelope.  A Limited Partner may also indicate h is or her consent by following the instructions on the consent form concerning voting by telephone or by returning an alternative written instrument that clearly identifies the Limited Partner, sets forth the Limited Partner’s decision with respect to providing consent for the General Partner to enter into the Plan on behalf of the Partnership, and is signed and dated by the Limited

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Partner (a “Suitable Alternative”). To be counted, a Consent Form or Suitable Alternative must be received by the Partnership on or before November 30, 2009. A Limited Partner that does not return the Consent Form or a Suitable Alternative by that date will be treated as not having provided its consent for the Plan.

To change a vote after providing your consent by telephone or returning a Consent Form or Suitable Alternative to the Partnership, a Limited Partner must provide the  Partnership with a written statement identifying the Limited Partner and stating that the Limited Partner, as a Limited Partner in the Partnership, (i) revokes its prior decision as conveyed by telephone or as set forth in the previously returned Consent Form or Suitable Alternative and (ii) gives, does not give, or abstains from giving its consent (a “Revocation Letter”). Any such Revocation Letter must be received by the Partnership on or before November 30, 2009.

Any Limited Partner that does not consent by telephone or return a Consent Form or Suitable Alternative by November 30, 2009 will be treated as not having consented to the General Partner entering into the Plan on behalf of the Partnership. The Limited Partners will, at the discretion of the General Partner, be permitted to make a complete withdrawal from the Partnership prior to the Reorganization.

B.             INFORMATION REGARDING PARTNERSHIP INTERESTS IN THE PARTNERSHIP

The General Partner may be deemed to control the Partnership. In addition, from time to time, certain Limited Partners may own a large percentage of the Limited Partner partnership interests in the Partnership. Accordingly, those Limited Partners may be able to greatly affect (if not determine) the outcome of a Limited Partner vote. As of September 30, 2009, and to the best of the General Partner’s knowledge and belief, no persons beneficially owned 25% or more of the Limited Partner partnership interests in the Partnership.

No Limited Partners held beneficially or of record 5% or more of the Limited Partner partnership interests in the Partnership as of September 30, 2009 and none are expected to hold 5% or more of shares after the Reorganization.

The officers of the Partnership owned, in aggregate, 2.86% of the Limited Partnership interests in the Partnership.

C.           INFORMATION REGARDING SHARES OF THE ACQUIRING FUND OUTSTANDING

As of November 30, 2009, the Acquiring Fund had no shareholders. Prior to the completion of the Reorganization, the Acquiring Fund will have nominal assets. The Acquiring Fund will not commence operations until after the Reorganization, and consequently, no person owns a controlling interest in the Acquiring Fund.

 III.           ADDITIONAL INFORMATION

A.           LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by K&L Gates LLP.

B.           FINANCIAL HIGHLIGHTS

Holtz Rubenstein Reminick LLP is the independent registered public accounting firm for the Partnership.  Please refer to Appendix C to this Proxy Statement for the Partnership’s financial statements for its fiscal year ended December 31, 2008 and fiscal period ended September 30, 2009.

Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103,   is the Acquiring Fund’s independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC.  Financial highlight information is not included for the Acquiring Fund because it will not commence operations until after the Reorganization.  Pro forma financial statements are not presented as the Partnership is being combined with the Acquiring Fund, a newly created series of Forum Funds, which does not have material assets or liabilities.

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C.           INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Forum, on behalf of the Acquiring Fund, files reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the SEC’s Public Reference Room at 450 Fifth Street NW, Washington, D.C. 20549, and at the SEC’s regional and district offices located at 73 Tremont Street, Suite 600, Boston, MA 02108-3912, 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326 and 175 Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding Forum, and other registrants that file information electronically with the SEC.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●], 2009, by and among Forum Funds, a Delaware statutory trust with its principal place of business at Three Canal Plaza, Portland, Maine 04101 (the “Trust”), with respect to the Beck, Mack & Oliver Partners Fund, a segregated portfolio of assets (“series”) thereof (the “Acquiring Fund”); Beck, Mack & Oliver LLC, a New York limited liability company with its principal place of business at 360 Madison Avenue, 18th Floor, New York, New York 10017 (the “General Partner”); and BMO Partners Fund, L.P., a Delaware limited partnership with its principal place of business at 360 Madison Avenue, 18th Floor, New York, New York 10017 (the “Target LP”).

Each of the Trust and the General Partner wishes to effect a transfer to a controlled corporation (“conversion”) described in section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).  The conversion will consist of (i) the transfer of substantially all of the assets of the Target LP to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing the Target LP’s business) in exchange solely for voting shares of beneficial interest, no par value per share (“shares”), in the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of certain of the liabilities of the Target LP (the “Exchange”), (ii) the distribution of those shares pro rata to the partners of the Target LP and (iii) the termination, winding up, liquidation and dissolution of the Target LP as provided herein (collectively, the “Liquidation”), all upon the terms and conditions set forth herein (collectively, the “Reorganization”).

WHEREAS, the Acquiring Fund is a series of the Trust, which is an open-end, registered management investment company, and the Target LP owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trust is authorized to issue its shares, and the Target LP is authorized to issue its limited partnership interests (“Partnership Interests”);

WHEREAS, the Board of Trustees of the Trust (the “Trust Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or the Target LP (the “Independent Trustees”), (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of the Trust and that the interests of the Trust’s existing shareholders will not be diluted as a result of the Reorganization;

WHEREAS, the rights and obligations of the partners of the Target LP are set forth in that certain Fourth Amended and Restated Limited Partnership Agreement of BMO Partners Fund, L.P., dated as of January 1, 2005 (the “Limited Partnership Agreement”);

WHEREAS, the General Partner (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is advisable and in the best interests of the Target LP and its limited partners (the “Limited Partners”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto covenant and agree as follows:

ARTICLE I.

THE REORGANIZATION

Section 1.01 The Exchange.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target LP agrees to sell, assign, convey, transfer and deliver

Section 1.02 to the Acquiring Fund all of the Target LP’s assets described in Section 1.02 (the “Assets”).  The Acquiring Fund agrees to acquire all of the Assets and in exchange therefor:

(a)                   to issue and deliver to the Target LP the number of full and fractional Acquiring Fund Shares, as computed in the manner set forth in Section 2.03, with an aggregate net asset value equal to the aggregate value of the Assets computed in accordance with Section 2.01 net of the Included Liabilities (as defined in Section 1.10). All references herein to “fractional” shares means fractions rounded to the third decimal place, and

(b)                   to assume the Included Liabilities.

Such transactions shall take place at the Closing, on the Closing Date (both as defined in Section 3.01).

Section 1.03 Assets to Be Acquired.  The Assets shall consist of all assets and property of every kind and nature -- including, but not limited to, all cash, cash equivalents, securities, commodities, interests in futures, claims and rights of action (whether absolute or contingent, known or unknown, accrued or unaccrued), dividends and interest receivable, receivables for shares sold, books and records, and other rights that are owned by the Target LP as of the Valuation Time (as defined in Section 2.01), and any deferred or prepaid expenses (other than unamortized organizational expenses) shown as an asset on the books of the Target LP -- as of that time, except that the Assets shall exclude any assets or property the Trust determines, in its sole discretion, the Acquiring Fund is not permitted to acquire by law or pursuant to its investment objectives (“Retained Assets”).  The General Partner has provided the Trust with the Target LP’s most recent audited financial statements, which contain a list of all of the Target LP’s assets required to be set forth on a balance sheet as of the date of such statements prepared in accordance with generally accepted accounting principles in the United States, consistently applied (“U.S. GAAP”), and shall provide to the Trust three business days before the Closing Date a list of all such assets as of the date of the list.  The General Partner hereby represents that, as of the date of the execution of this Agreement, there have been no changes in the Target LP’s financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, changes in the market value of portfolio securities, the payment of normal operating expenses, and the payment of distributions of net investment income, net realized capital gains, and capital account withdrawals to partners of the Target LP.

Section 1.04 Post Closing Interest and Dividends.  The Target LP will pay or cause to be paid to the Acquiring Fund any interest or dividends received on or after the Closing with respect to the Assets.  The Target LP will transfer to the Acquiring Fund any distributions, rights, stock dividends or other securities received by the Target LP after the Closing as distributions on or with respect to the Assets, which shall be deemed included in the Assets and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” prior to the Valuation Time.  Notwithstanding the foregoing, the Acquiring Fund shall not be entitled to receive any interest or dividends or other distributions on securities not transferred to the Acquiring Fund hereunder.

Section 1.05 Liquidation and Distribution.  On or as soon after the Closing Date as is conveniently practicable, the Target LP (a) will distribute the Acquiring Fund Shares it receives pursuant to Section 1.01(a) to its partners of record determined as of the Valuation Time (each a “Participating Partner”), in proportion to the positive balances of the Participating Partners’ Capital Accounts (as defined in the Limited Partnership Agreement) as provided in Section 8.02 of the Limited Partnership Agreement and (b) will thereupon proceed to terminate as set forth in Section 1.06.  That distribution will be accomplished by the Transfer Agent (as defined in Section 3.04) opening accounts on its books in the Participating Partners’ names and transferring those Acquiring Fund Shares thereto, subject to compliance with the Transfer Agent’s and the Acquiring Fund’s respective Anti-Money Laundering Programs, including the requirements under their respective Customer Identification Programs.  Pursuant to that transfer, each Participating Partner’s account will be credited with the number of full and fractional Acquiring Fund Shares due that Participating Partner.  The Trust will not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

Section 1.06 Ownership of Shares.  Ownership of Acquiring Fund Shares will be shown on the books of the Transfer Agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then

Section 1.07 current Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission (the “Commission”).

Section 1.08 Termination.  As soon as practicable after the distribution of the Acquiring Fund Shares pursuant to Section 1.04, the General Partner shall make all filings and take all other steps as shall be necessary and proper to effect the Liquidation of the Target LP in accordance with the provisions of Section 8.02 of the Limited Partnership Agreement, including, but not limited to, the payment of all the Excluded Liabilities, the distribution of any remaining Retained Assets to the Participating Partners and the filing of a certificate of cancellation in the office of the Secretary of State of the State of Delaware (the “Secretary of State”).  After the Valuation Time, the Target LP shall not conduct any business except in connection with its Liquidation.

Section 1.09 Transfer Taxes.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than that of the Participating Partner whose Partnership Interest is constructively exchanged therefor shall, as a condition of such issuance, be paid by the person to whom such Acquiring Fund Shares are to be issued.

Section 1.10 Reporting Responsibility.  Any reporting responsibility of the Target LP, including, but not limited to, the responsibility for filing tax returns and other documents with any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of the Target LP.

Section 1.11 Books and Records.  All books and records of the Target LP shall be available to the Trust from and after the Closing, and the General Partner shall cause copies thereof to be turned over to the Trust as soon as practicable following the Closing.

Section 1.12 Liabilities.  The Acquiring Fund shall assume only known liabilities (absolute or contingent) of the Target LP related to its purchase of securities that are included in the Assets (“Included Liabilities”).  All other liabilities, debts, obligations and duties of whatever kind or nature existing at any time, whether absolute, accrued, contingent or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable as of the Valuation Time or the Closing Date, whether or not reflected in the Target LP’s accounts or on its financial statements, and whether or not specifically referred to in this Agreement, including, but not limited to, liabilities arising in connection with the liquidation of the Target LP, shall remain with the Target LP and shall not be assumed by the Trust or the Acquiring Fund (“Excluded Liabilities”).

ARTICLE II.

VALUATION

Section 2.01 Asset Valuation.  The value of the Assets (net of the Included Liabilities) shall be computed pursuant to the Trust’s Rule 17a-7 Procedures, which are attached to this Agreement as Attachment A, as of the close of regular trading on the New York Stock Exchange (i.e., 4:00 p.m., Eastern time) on the business day immediately preceding the Closing and after the payment of any distributions by the Target LP (such time and date, the “Valuation Time”).

Section 2.02 Initial Net Asset Value.  The initial net asset value of an Acquiring Fund Share shall be ten dollars ($10.00).

Section 2.03 Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any, rounded to the third decimal place) in exchange for the Assets pursuant to Section 1.01(a) shall be determined by dividing the value of the Assets (net of the Included Liabilities), determined pursuant to Section 2.01, by the initial net asset value of one Acquiring Fund Share established pursuant to Section 2.02.

                ARTICLE III.

CLOSING AND CLOSING DATE; CERTIFICATES TO BE DELIVERED AT THE CLOSING

Section 3.01 Closing.  The Closing of the Reorganization, including related acts necessary to consummate the same (the “Closing”), shall be held at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Portland, Maine 04101, on or about December 1, 2009, or such other place and/or on such other date as the parties may agree in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of regular trading on the New York Stock Exchange (i.e., 4:00 p.m., Eastern time) on the Closing Date (the “Effective Time”).

Section 3.02 Schedules of Assets.  The Target LP shall deliver to the Trust on the Closing Date a schedule of Assets and a schedule of Retained Assets.

Section 3.03 Custodian’s Certificate.  The portfolio securities of the Target LP shall be made available by the Target LP to the Acquiring Fund’s custodian, Union Bank, N. A. (the “Fund Custodian”), for examination, no later than five (5) business days preceding the Closing Date, and shall be transferred and delivered by the Target LP as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers.  The Target LP shall direct State Street Bank & Trust Company (the “Partnership Custodian”), as custodian for the Target LP, to deliver as of the Effective Time by book entry, in accordance with the customary practices of the Partnership Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Target LP’s assets are deposited, the Target LP’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Target LP shall be delivered by wire transfer of federal funds on the Closing Date.  The General Partner shall use commercially reasonable efforts to cause the Partnership Custodian to deliver, within three (3) business days after the Closing, a certificate of an authorized officer stating that (a) the Target LP’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target LP.

Section 3.04 General Partner’s and Transfer Agent’s Certificates.  The Target LP shall deliver to the Trust at the Closing a certificate executed by the General Partner stating that the Target LP’s records contain the names and addresses of the Participating Partners and the percentage ownership to three decimal places that each Participating Partner’s Capital Account balance bears to the Capital Account balances of all Participating Partners as of the Valuation Time.  The Trust shall issue and deliver, or cause Atlantic Shareholder Services, LLC, its transfer agent (the “Transfer Agent”), to issue and deliver, at the Closing (a) a confirmation evidencing that the Acquiring Fund Shares have been credited to the Target LP’s account on the books of the Acquiring Fund and (b) a certificate as to the opening of accounts on those books in the Participating Partners’ names.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts, and other documents, if any, as such other party or its counsel may reasonably request and the certificates required by Section 6.01 and Section 7.01.

Section 3.05 Postponement of Closing Date.  If immediately prior to the Valuation Time, (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Target LP shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the General Partner, or the Trust Board, or both, accurate appraisal of the value of the Assets is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                     ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties of the General Partner and the Target LP. Except as has been disclosed to the Trust in a written instrument executed by an officer of the General Partner, the General Partner and the Target LP, jointly and severally, represent and warrant to the Trust as follows:

(a) The Target LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware (having duly executed, and filed in the Office of the Secretary of State, a certificate of limited partnership), with power under the Limited Partnership Agreement and its certificate of limited partnership to own all of its properties and assets and to carry on its business as it is now being conducted.  The General Partner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York (having duly executed, and filed in the office of the Secretary of State, a certificate of formation), with power under its limited liability company agreement and certificate of formation to own all of its properties and assets and to carry on its business as it is now being conducted.

(b) The General Partner is the sole general partner of the Target LP.

(c) The General Partner has approved this Agreement and the transactions contemplated herein, including, but not limited to, the Reorganization.

(d) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target LP of the transactions contemplated herein.

(e) Each private placement memorandum, subscription agreement and other offering document (the “Target LP’s Offering Materials”) used by the Target LP in connection with the purchase and sale of the Partnership Interests during the three years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations thereunder, and does not, or did not at the time of its use, include any untrue statement of a material fact or omit any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) At the Effective Time, the Target LP will have good and valid title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets hereunder free of any liens or other encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(g) The Target LP is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in a violation of the Limited Partnership Agreement or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Target LP, or the General Partner on behalf of the Target LP, is a party or by which it is bound.

(h) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Target LP or the

(i) The Target LP has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Target LP or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target LP.

                                (j) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Target LP, the General Partner or any of the Target LP’s properties or assets that, if adversely determined, would materially and adversely affect the Target LP’s financial condition, the conduct of its business, or its ability to consummate the transactions contemplated by this Agreement.  The General Partner, on behalf of the Target LP, knows of no facts that are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Target LP’s business or its ability to consummate the transactions contemplated herein.

(k) The Statement of Assets  and Liabilities and a Schedule of Investments in Securities of the Target LP at December 31, 2008, have been audited by Holtz Rubenstein Reminick LLP,  a nationally recognized accounting firm, and are in accordance with U.S. GAAP, and such statements (copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target LP as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Target LP of a material amount required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein.

(l) The Trust has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Target LP, each as of September 30, 2009.  These statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of the Target LP as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Target LP of a material amount required to be on a balance sheet in accordance with U.S. GAAP as of such date not disclosed therein.  The statement of the Target LP’s assets and liabilities as of the Valuation Time, including the list of securities owned by the Target LP with respective tax bases and values, to be delivered under Section 7.03 shall be complete and accurate as of the Valuation Time.

(m) Since September 30, 2009, there have been no material adverse changes in the Target LP’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target LP of material indebtedness (for the purposes of this subparagraph (m), a distribution of net investment income and/or net realized capital gains, a change in portfolio securities, a change in market value of portfolio securities, a decline in the net asset value per Partnership Interest, the discharge of the Target LP’s liabilities, or a net redemption of Partnership Interests shall not constitute a material adverse change).

                                (n) On the Closing Date, all federal and other tax returns, distribution reporting forms, Schedule K-1s, and other tax-related reports of the Target LP required by law to be filed by such date (including any extensions), shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof; all of the Target LP’s tax liabilities, if any, will have been adequately provided for on its books; and to the best of the General Partner’s knowledge, no such return is currently under audit or the subject of any administrative proceeding, and no assessment has been asserted with respect to such returns.  The Target LP has at all times since its inception been classified as a “partnership,” and has not been a “publicly traded partnership,” for federal tax purposes.  The Target LP is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its Partnership Interests and to withholding in respect of

(o) There are no material legal, administrative, or other proceedings or investigations pending or, to the knowledge of the General Partner, threatened against the Target LP.

(p) There are no material contracts outstanding to which the Target LP is a party other than those entered into in the ordinary conduct of its business.

(q) Partnership Interests, as they appear on the Target LP’s books as of the date of this Agreement, (i) are, and at the Valuation Time and on the Closing Date will be, duly authorized, duly and validly issued and fully paid, and (ii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Target LP and reflected in the General Partner’s certificate to be delivered pursuant to Section 3.04.  The Target LP does not have outstanding any options, warrants, or other rights to subscribe for or to purchase any Partnership Interests nor is there outstanding any security convertible into Partnership Interests.

(r) Pursuant to the Limited Partnership Agreement, and applicable Delaware law, the General Partner is authorized to enter into this Agreement on behalf of the Target LP, and all necessary consent from the Limited Partners as may be required to authorize the execution, delivery, and performance of this Agreement or to consummate the Reorganization has been obtained.  The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the General Partner and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, this Agreement constitutes a valid and binding obligation of the Target LP and the General Partner, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(s) The information to be furnished by the General Partner for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)) that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(t) From the effective date of the Registration Statement (as defined in Section 5.04), through the Closing Date, any written information furnished by the Target LP, or by the General Partner with respect to the Target LP, for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(u) The Target LP will distribute the Acquiring Fund Shares it receives in the Reorganization in pursuance of this Agreement.

(v) The Included Liabilities to be assumed by the Acquiring Fund (and the Included Liabilities, if any, that are secured by the Assets) were incurred in the ordinary course of its business and are associated with the Assets.

(w) The fair market value of the Acquiring Fund Shares received by each Participating Partner will be approximately equal to the fair market value of its Partnership Interest that is liquidated in connection with the Reorganization.  No Participating Partner will receive consideration other than as contemplated by this Agreement.

(x) As soon as practicable, but in no event later than three (3) months following the date that all Assets are transferred to the Acquiring Fund, the Target LP will be liquidated.

(y) The fair market value of the transferred Assets will equal or exceed the sum of the Included Liabilities assumed by the Acquiring Fund, including the amount of Included Liabilities, if any, that are secured by the Assets.

(z) The Target LP has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the Trust.

(aa) The Target LP has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

(bb) The Target LP’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target LP’s Offering Materials, except as previously disclosed in writing to the Trust.

(cc) The Acquiring Fund Shares to be issued to the Target LP pursuant to Section 1.01(a) will not be acquired for the purpose of making any distribution thereof other than to the Participating Partners as provided in Section 1.04.

                                (dd) The Participating Partners will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

(ee) No person or entity is entitled to receive any investment banking, brokerage or finder’s fee or commission in connection with this Agreement or the transactions contemplated herein based upon arrangements made by or on behalf of the General Partner or the Target LP.

Section 4.02 Representations and Warranties of the Trust.  Except as has been disclosed to the General Partner in a written instrument executed by an officer of the Trust, the Trust represents and warrants to the General Partner and the Target LP as follows:

(a) The Acquiring Fund will be duly organized, as of the Effective Time, as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Trust Instrument (the “Trust Instrument”) to own all of its properties and assets and to carry on its business as it is now being conducted.

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the registration of shares of the Acquiring Fund under the 1933 Act is, or will be on or before the Closing Date, in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws.

(d) The preliminary Prospectus and Statement of Additional Information of the Acquiring Fund filed pursuant to Rule 485(a)(2) of the 1933 Act in an amendment to the Trust’s registration statement on Form N-1A (the “Trust Registration Statement”) with the Commission on September 4, 2009 which will become effective prior to the Closing Date, conforms and, as of its effective date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and does not and, as of its effective date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

 (e) No consideration other than Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Included Liabilities) will be issued in exchange for the Assets in the Reorganization.

(f) The execution, delivery and performance of this Agreement will not result in a material violation of the Trust Instrument or the Trust’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound that would materially and adversely affect its business or its ability to consummate the transactions contemplated by this Agreement.

(h) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement.  The Trust, on behalf of the Acquiring Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(i) The Acquiring Fund was formed for the purpose of effecting the Reorganization, and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets or liabilities, will never have had an operating business, and will have no issued or outstanding shares other than as contemplated with respect to the Initial Share (as defined in Section 6.04) issued to Foreside Fund Services, LLC (“Foreside”) pursuant to that section.

(j) Acquiring Fund Shares to be issued and delivered to the Target LP, for the account of the Participating Partners, pursuant to the terms of this Agreement will be on or before the Closing Date, duly and validly issued and outstanding, fully paid and non-assessable and will be offered and sold in compliance in all material respects with applicable registration or qualification requirements of the 1933 Act and state securities laws.  The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares, including the Acquiring Fund Shares, of the Acquiring Fund and has no outstanding securities convertible into any shares, including the Acquiring Fund Shares, of the Acquiring Fund.

(k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust Board, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the General Partner and the Target LP, this Agreement constitutes a valid and binding obligation of the Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

(l) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m) From the effective date of the Registration Statement through the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not
 (n) contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses.

(p) The Acquiring Fund will be a “fund” (as defined in section 851(g)(2) of the Code), will qualify for its first taxable year ending after the date of this Agreement for treatment under Subchapter M of the Code as a “regulated investment company” under the Code (“RIC”), and, from the date of this Agreement until the Closing Date, shall not take any action inconsistent with such efforts to qualify for treatment as a RIC in the future.

(q) No person or entity is entitled to receive any investment banking, brokerage or finder’s fee or commission in connection with this Agreement or the transactions contemplated herein based upon arrangements made by or on behalf of the Trust.

ARTICLE V.

COVENANTS

Section 5.01 Operation in the Ordinary Course.  The Target LP will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that: (i) such ordinary course of business will include such changes as are contemplated by the Target LP’s normal operations and preparing for its Liquidation, and (ii) notwithstanding the foregoing, the Target LP shall retain exclusive control of the composition of its assets until the Closing Date.

Section 5.02 Additional Information.  The Target LP shall provide the Trust’s officers and agents with reasonable access to the Target LP’s books and records necessary to maintain current knowledge of the Target LP, including knowledge regarding beneficial ownership of the Partnership Interests and to ensure that the representations and warranties made by the Target LP are accurate.

Section 5.03 Further Action.  Subject to the provisions of this Agreement, each of the parties hereto will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

Section 5.04 Preparation of Form N-14 Registration Statement.  The Trust will prepare and file with the Commission a registration statement on Form N-14 (the “Registration Statement”), under the 1933 Act, relating to the Acquiring Fund Shares, which shall include, but not be limited to, the prospectus of the Acquiring Fund relating to the Reorganization (the “Prospectus”) subject to approval of the General Partner, which shall not be unreasonably withheld, delayed or conditioned.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The General Partner will provide the Trust with the materials and information relating to the Target LP necessary to prepare the Prospectus as reasonably requested by the Trust.  The Trust agrees to use all commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order for the Acquiring Fund to operate after the Closing Date.

Section 5.05 Liquidating Distribution.  As soon as is reasonably practicable after the Closing, the Target LP will make a liquidating distribution to the Participating Partners consisting of the Acquiring Fund Shares received at the Closing.

Section 5.06 Fulfillment of Conditions.  Each of the parties hereto shall use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

Section 5.07 Delivery of Instruments.  Each of the Trust, on behalf of the Acquiring Fund, and the General Partner, on behalf of the Target LP, covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as such other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target LP’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

Section 5.08 Treatment under the Code.  It is the intention of the parties that the Reorganization will qualify as a transfer to a controlled corporation within the meaning of section 351 of the Code.  Neither the General Partner or the Target LP nor the Trust shall take any action or cause any action to be taken (including, but not limited to, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as such a transaction.

Section 5.09 Indemnification.

(a) The Trust agrees to indemnify and hold harmless the General Partner and each of the General Partner’s officers and members (for purposes of this Section 5.09(a)), the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, but not limited to, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement or as a result of any willful misconduct or gross negligence by the Trust in the performance of (or failure to perform) the Trust’s obligations under this Agreement.  The Indemnified Parties will notify the Trust in writing within ten (10) days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Parties as to any matters covered by this Section 5.09(a).  The Trust shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 5.09(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Trust elects to assume such defense, the Trust’s obligation under this Section

5.09(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Trust will pay in the first instance any losses, claims, damages, liabilities and expenses required to be paid by it under this Section 5.09(a) without the necessity of the Indemnified Parties’ first paying the same.

(b) The General Partner and the Target LP jointly and severally agree to indemnify and hold harmless the Trust and each of the Trust's officers and Trustees (for purposes of this Section 5.09(b), the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, but not limited to, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the General Partner or the Target LP of any of its representations, warranties, covenants or agreements set forth in this Agreement or as a result of any willful misconduct or gross negligence by the General Partner or the Target LP in the performance of (or failure to perform) the General Partner’s or the Target LP’s obligations under this Agreement.  The Indemnified Parties will notify the General Partner in writing within ten (10) days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Parties as to any matters covered by this Section 5.09(b).  The General Partner and the Target LP shall be entitled to participate at their own expense in the defense of any claim, action, suit or proceeding covered by this Section 5.09(b), or, if they so elect, to assume at their expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the General Partner and the Target LP elect to assume such defense, their obligation under this Section 5.09(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the General Partner and the Target LP will pay in the first instance any losses, claims, damages, liabilities and expenses required to be paid by them under this Section 5.09(b) without the necessity of the Indemnified Parties’ first paying the same.

Section 5.10 Holding Period.  The Trust covenants that, if the Reorganization is consummated, each Participating Partner’s holding period for the Acquiring Fund Shares the Participating Partner receives in the Reorganization will be deemed to include that Participating Partner’s holding period for the Partnership Interest it actually or constructively exchanges for those Acquiring Fund Shares for purposes of determining the application of any applicable redemption or exchange fees.

                      ARTICLE VI.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE GENERAL PARTNER AND THE TARGET LP

The obligations of the General Partner and the Target LP to consummate the transactions provided for herein shall be subject, at the election of each or either of them, to the performance by the Trust, on behalf of the Acquiring Fund, of those of its obligations as are required hereunder to be performed on or before the Closing Date and, in addition thereto, the following further conditions:

Section 6.01 All representations, covenants, and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Trust shall have delivered to the General Partner at the Closing a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the General Partner and dated as of the Closing Date, to such effect.

Section 6.02 The General Partner shall have received on the Closing Date an opinion from K&L Gates LLP, counsel to the Trust (“Trust Counsel”), dated as of the Closing Date, in a form reasonably satisfactory to the General Partner, covering the following points:

(a) The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to conduct its business as described in its registration statement on Form N-1A, as amended; and the Acquiring Fund is a separate series of the Trust constituted in accordance with the Trust Instrument and the Trust’s Bylaws.

(b) The Trust is registered with the Commission as an investment company under the 1940 Act.

(c) The Trust has the trust power to execute, deliver, and perform its obligations under this Agreement on behalf of the Acquiring Fund; has taken all action required by the Trust Instrument and its Bylaws to authorize the execution, delivery, and performance of this Agreement on behalf of the Acquired Fund; and this Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquiring Fund.

(d) To the knowledge of such counsel, no consent, approval, authorization, or order of any federal or Delaware court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated by this Agreement, other than (a) those that have been obtained and (b) those that may be required under state securities or blue sky laws (as to which such counsel need express no opinion).

(e) The execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund did not, and the performance by the Trust on behalf of the Acquiring Fund of its obligations under this Agreement will not, violate the Trust Instrument or the Trust’s By-laws.

Section 6.03 The post-effective amendment to the Trust Registration Statement filed by the Trust with the Commission with respect to the Acquiring Fund shall have been declared effective by the Commission.

Section 6.04 Prior to the Closing Date, the Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share (the “Initial Share”) to Foreside in consideration of the payment of a reasonable offering price of such Initial Share, as determined by the Trust Board, for the purpose of enabling Foreside to vote to (a) approve the investment management agreement between the Trust, on behalf of the Acquiring Fund, and the General Partner, (b) approve any plan adopted by the Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act, and (c) take such other steps related to the inception, establishment and organization of the Acquiring Fund as deemed necessary or appropriate by the Trust Board in order to conform the Acquiring Fund to the description of the Acquiring Fund included in the Prospectus.  At or before the Effective Time, the Initial Share shall be redeemed by the Acquiring Fund for the price at which it is issued.

Section 6.05 The Trust and the General Partner shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.03 of this Agreement.

Section 6.06 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

                     ARTICLE VII.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target LP and the General Partner of such of their respective obligations as are required hereunder to be performed on or before the Closing Date and, in addition thereto, the following further conditions:

Section 7.01 All representations, covenants, and warranties of the General Partner and the Target LP contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The General Partner shall have delivered to the Trust at the Closing a certificate executed in the Target LP’s name by the General Partner’s President or Vice President, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to such effect.

Section 7.02 The Trust shall have received on the Closing Date an opinion from Simpson Thacher & Bartlett LLP, counsel to the Target LP, dated as of the Closing Date, in a form reasonably satisfactory to the Trust, covering the following points:

(a) The Limited Partnership Agreement provides the Target LP with the power necessary for it to own its properties and assets and to conduct its business as described in its most recent offering documents and in the Registration Statement.

(b) The Target LP has the power and authority to execute, deliver, and perform its obligations under this Agreement in accordance with the applicable provisions of the Limited Partnership Agreement and has taken all action required by the Limited Partnership Agreement to authorize its execution, delivery, and performance of this Agreement; and this Agreement has been duly authorized, executed, and delivered by the Target LP.

(c) The General Partner has the power and authority to execute, deliver, and perform its obligations under this Agreement in accordance with the applicable provisions of its limited liability company agreement and has taken all action required by that agreement to authorize its execution, delivery, and performance of this Agreement; and this Agreement has been duly authorized, executed, and delivered by the General Partner.

(d) The execution and delivery of this Agreement did not, and the performance by the Target LP of its obligations under this Agreement will not, violate the Limited Partnership Agreement.

(e) The execution and delivery of this Agreement did not, and the performance by the General Partner of its obligations under this Agreement will not, violate its limited liability company agreement.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target LP or the General Partner of the transactions contemplated by this Agreement, except such as have been obtained.

(g) All necessary consent from the Limited Partners as may be required under the Limited Partnership Agreement or the Delaware Revised Uniform Limited Partnership Act to effect the transactions contemplated by this Agreement has been obtained.

(h) This Agreement constitutes a valid and binding obligation of the General Partner and the Target LP, enforceable against each of them in accordance with its terms.

(i) To the knowledge of such counsel, there is no action, suit or proceeding at law or in equity, or by or before any federal or New York or Delaware state court or governmental or regulatory body or agency or arbitration board or panel pending or overtly threatened against the Target LP or the General Partner or any of their assets that challenges or seeks to prohibit, restrain or enjoin the Reorganization.

Section 7.03 The Target LP shall have delivered to the Trust a statement of the Target LP’s assets and liabilities, together with a list of the Target LP’s portfolio securities showing the value, tax basis by lot and holding period of each such security as of the Valuation Time, certified by the President or Vice President and the Treasurer or any Assistant Treasurer of the General Partner.

Section 7.04 The Assets of the Target LP will satisfy the 50-percent and 25-percent tests of Code sections 851(b)(3)(A) and 851(b)(3)(B), respectively, and the 25- and 50-percent tests referred to in Treas. Reg. § 1.351-1(b)(6), at the time of the Exchange.

Section 7.05 The Trust and the General Partner shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 2.03 of this Agreement.

Section 7.06 Each of the General Partner and the Target LP shall have performed all of the covenants and complied with all of the provisions required by this Agreement

             ARTICLE VIII.

FURTHER CONDITIONS PRECEDENT

to be performed or complied with by them on or before the Closing Date.

If any of the conditions set forth below has not been met on or before the Closing Date, the Trust, on behalf of the Acquiring Fund, or the Target LP, where applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

Section 8.01 This Agreement and the transactions contemplated herein shall have been approved by the Trust Board and by the governing body of the General Partner, on behalf of itself and the Target LP, and each of the Trust and the General Partner shall have delivered to the other a copy of the resolutions approving this Agreement adopted thereby, certified by the Secretary or equivalent officer thereof.

Section 8.02 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit consummation of, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.03 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target LP, provided that either the Trust or the General Partner, on behalf of itself and the Target LP, may waive any such conditions for itself.

Section 8.04 The amendment to the Trust Registration Statement with respect to the Acquiring Fund referred to in Section 4.02(d) shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

Section 8.05 Prior to the Closing, the Trust Board shall have approved an investment management agreement between the Trust, on behalf of the Acquiring Fund, and the General Partner.

Section 8.06 The Trust and the Target LP shall have received an opinion of Trust Counsel, dated as of the Closing Date and addressed to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”).  In rendering the Tax Opinion, Trust Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Trust Counsel may treat as representations and warranties made to it, and, if Trust Counsel requests, on representations and warranties made in separate letters addressed to it (collectively, the “Representations”).  The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Trust Counsel has not approved), for federal income tax purposes:

(a) The Reorganization will qualify as a tax-free transfer to a corporation controlled by the transferors immediately after the transfer within the meaning of section 351 of the Code -- all “section” references in this Section 8.06 are to sections of the Code -- and will not constitute a “transfer of property to an investment company” within the meaning of section 351(e)(1) and Treas. Reg. § 1.351-1(c)(1).

(b) The Target LP will recognize no gain or loss on the transfer of the Assets solely in exchange for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities pursuant to the Reorganization.  Section 351(a).

(c) The Target LP’s aggregate basis in the Acquiring Fund Shares will equal its aggregate basis in the Assets, reduced by the sum of the Liabilities assumed by the Acquiring Fund or to which the Assets are subject.  Sections 358(a) and (d).

                               (d) The Target LP’s holding period for the Acquiring Fund shares will include the period during which the Target LP held the Assets, provided that the Assets were held as capital assets at the time of the Reorganization.  Section 1223(1).

                               (e) The Acquiring Fund will recognize no gain or loss on its acquisition of the Assets solely in exchange for Acquiring Fund Shares and its assumption of the Liabilities.  Section 1032(a).

(f) The Acquiring Fund’s basis in each Asset will be the same as the Target LP’s basis therein immediately before the Reorganization.  Section 362(a).

(g) The Acquiring Fund’s holding period for each Asset will include the Target LP’s holding period therefor.  Section 1223(2).

(h) The Target LP will recognize no gain or loss on the distribution of the Acquiring Fund Shares to the General Partner and the Limited Partners in liquidation of their Partnership Interests.  Section 731(b).

(i) A Limited Partner that participates in the Reorganization will recognize no gain or loss on the distribution of Acquiring Fund Shares by the Target LP to that Limited Partner in liquidation of its Partnership Interest, except that gain will be recognized to the extent that any money deemed to be distributed pursuant to section 752 -- for these purposes, a partner will be deemed to have received a distribution of money equal to its allocable share of any nonrecourse Liabilities assumed by the Acquiring Fund -- exceeds the adjusted basis in that Limited Partner’s Partnership Interest immediately before the distribution.  Section 731(a).

(j) The aggregate basis in the Acquiring Fund Shares a Limited Partner receives in liquidation of its Partnership Interest will be the same as that Limited Partner’s adjusted basis in that Partnership Interest.  Section 732(b).

(k) A Limited Partner’s holding period for those Acquiring Fund Shares will include the period during which the Partnership is treated as having held those shares under paragraph (d) above.  Section 735(b).

                  ARTICLE IX.

EXPENSES

Section 9.01 The General Partner, or an affiliate thereof other than the Target LP, shall bear all expenses of the transactions contemplated by this Agreement.  Such expenses include (a) expenses associated with the preparation and filing of the Registration Statement, (b) postage, (c) printing, (d) accounting fees, (e) audit and legal fees and disbursements, including reasonable fees for services regarding this transaction of the Target LP’s counsel, the Trust’s counsel and counsel of the Independent Trustees, and (f) costs of soliciting proxies.  The General Partner, or an affiliate thereof other than the Target LP, shall remain liable for those expenses, regardless of whether the transactions contemplated by this Agreement are consummated, and this Section 9.01 shall survive the Closing and any termination of this Agreement, pursuant to Section 11.01.  Notwithstanding the foregoing, expenses incurred by a party shall be paid by the party incurring such expense if and to the extent that the payment thereof by another person would result in the Acquiring Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free transaction.

                  ARTICLE X.

ENTIRE AGREEMENT; SURVIVAL; CONFIDENTIALITY

Section 10.01 The Trust, on behalf of the Acquiring Fund, the General Partner, and the Target LP agree that no party has made to the other any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among the parties with respect to the matters set forth herein.

Section 10.02 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall survive the consummation of the transactions contemplated hereunder.

Section 10.03 Each of the parties agrees to treat confidentially and as proprietary information of the other parties all records and other information, including any information relating to portfolio holdings, of the Trust or the Target LP and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Trust or the General Partner, as the case may be (which approval shall not be withheld, conditioned or delayed if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a party may disclose such records and/or information as so approved.

             ARTICLE XI.

TERMINATION

Section 11.01 This Agreement may be terminated by the mutual agreement of the Trust and the General Partner.  In addition, either the Trust or the General Partner may at its option terminate this Agreement, by written notice to the other, at or prior to the Closing Date because of:

(a) a breach by the Trust, on the one hand, or the General Partner or the Target LP, on the other hand, of any representation, warranty, or agreement contained herein to be performed on or prior to the Closing Date, if not cured within 30 days of written notice thereof;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met (except where the terminating party’s failure to fulfill any of its obligations under this Agreement is the cause of or resulted in such occurrence or circumstance); or

(c) a determination by the Trust Board, on the one hand, or the General Partner on behalf of the Target LP, on the other hand, that the consummation of the transactions contemplated herein is not in the best interest of the party.

Section 11.02 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Target LP, the Trust, the General Partner, or the respective Trustees or officers to the other party or its Trustees or officers, but Section 9.01 shall continue to apply.

                  ARTICLE XII.

WAIVER

Except as otherwise expressly provided herein, at any time prior to the Closing Date, either party -- for purposes of this article, the Target LP and the General Partner shall be treated as a single party -- may (i) extend the time for the performance of the obligations or other acts of the other, (ii) waive any inaccuracy in the representations of the other, and/or (iii) waive compliance by the other with any of the agreements or conditions set forth herein.  Any such extension or waiver must be in writing.

ARTICLE XIII.

AMENDMENTS AND NOTICES

Section 13.01 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties.

Section 13.02 Any notice, report, statement, or demand required or permitted by any provisions of this Agreement (each, a “Notice”) shall be in writing and may be delivered to a party by hand, overnight courier,

Section 13.03 facsimile, e-mail, prepaid registered mail, or certified mail with return receipt requested.  Any Notice delivered by hand, facsimile, e-mail or overnight courier shall be deemed duly given on the date delivered.  Any Notice delivered by mail in a manner described above shall be deemed duly given on the third business day after being mailed.

(a) Any Notice to the General Partner or the Target LP shall be delivered to Beck, Mack & Oliver LLC, 360 Madison Avenue, 18th Floor, New York, New York, 10017, Attention: Ms. Zoe Vlachos, with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Attention:  Ms. Sarah E. Cogan.

(b) Any Notice to the Trust, on behalf of the Acquiring Fund, shall be delivered to Forum Funds, Three Canal Plaza, Suite 600, Portland, Maine 04101, Attention: President, with a copy to K&L Gates LLP, 1601 K Street, N.W., Washington, DC  20006-1682, Attention: Francine J. Rosenberger.

Any Notice to the General Partner, the Target LP, or the Trust, on behalf of the Acquiring Fund, may also be delivered to any other address that the General Partner, the Target LP, or the Trust, respectively, shall have last designated by duly given notice to the other parties to this Agreement.

                    ARTICLE XIV.

HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

Section 14.01 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 14.02 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Section 14.03 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and the limited partners of the Target LP and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 14.04 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of State of Delaware, without regard to its principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

Section 14.05 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally but shall bind only the trust property of the Acquiring Fund, as provided in the Trust Instrument.  The execution and delivery of this Agreement have been authorized by the Trust Board on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such.  Such authorization by the Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust Instrument.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives, all as of the date first hereinabove written.

FORUM FUNDS, on behalf of its series, the Beck, Mack & Oliver Partners Fund

By:            ___________________________
Name:       ___________________________
Title:         ___________________________

BMO PARTNERS FUND, L.P.
By:           Beck, Mack & Oliver LLC, its general partner

By:           ___________________________
Name:      ___________________________
Title:        ___________________________

BECK, MACK & OLIVER LLC

By:           ________________________
Name:      ________________________
Title:        ________________________

ATTACHMENT A

FORUM FUNDS
Rule 17a-7 Procedures

December 18, 1995

As Amended February 20, 2004 and December 12, 2008

SECTION 1. AUTHORIZATION OF TRANSACTIONS

Each series (each a "Fund") of Forum Funds (collectively, the "Trust") may, if deemed appropriate and advisable by the Fund's investment adviser (the "Adviser"), purchase from or sell to any affiliated person (as defined in the Investment Company Act of 1940, as amended) any security for which market values are readily available or can be determined in accordance with these procedures. A Fund may only purchase from or sell securities to an affiliated person if their affiliation solely arises from having a common investment adviser, investment advisers that are affiliated, common directors, and/or common officers.

SECTION 2. MONITORING OF TRANSACTIONS

         (A)           Within one month of the completion of any transaction described in Section 1, a representative of the Adviser shall submit to the Trust's administrator (the "Administrator") a written report ("Certification Report") that: (i) identifies the securities sold or purchased; (ii) names the other party to the transaction; (iii) states the terms of the transaction; (iv) indicates the basis upon which the price was determined; and (v) certifies the information required by Section 2(b). A form of Certification Report follows as Appendix A.

(B)   For each transaction described in Section 1, a representative of the Adviser shall in the Certification Report certify that:

(1) the transaction was a purchase or sale for no consideration other than cash payment against prompt delivery or was an in-kind transfer of assets (all as interpreted by Securities and Exchange Commission rules, policies and interpretations);

(2) the transaction was effected at the independent current market price of the security determined as follows:

(a) if the security is a reported security as defined in Rule 11Aa3-1 under the Securities and Exchange Act of 1934, as amended ("1934 Act"), the last sale price with respect to such security reported in the consolidated transaction reporting system ("consolidated system") or the average of the highest current independent bid and lowest current independent offer for such security (reported pursuant to Rule 11Ac1-1 under the 1934 Act) if there are no reported transactions in the consolidated system that day;

(b) if the security is not a reported security and the principal market for such security is an exchange, then the last sale on such exchange, or the average of the highest current independent bid and lowest current independent offer on such exchange if there are no reported transactions on such exchange that day;

(c) if the security is not a reported security and is quoted in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), then the average of the highest current independent bid and lowest current independent offer reported on Level 1 of NASDAQ; or

(d) if the security is a daily or weekly variable rate demand note, par plus accrued interest;

(e) for any other security whose market value is readily available, the average of the highest current independent bid and lowest current independent offer determined on the basis of reasonable inquiry; or

(f) in a transaction between two Funds involving a debt security for which market quotations are not readily available (other than a debt security with an embedded swap, cap, floor or other derivative structure that would impair the liquidity of the debt security or a debt security that the adviser knows, or has reason to know, is in default, including technical default)

(i) a price obtained from the pricing service regularly used to price such securities held by the Fund at the end of the business day on which the decision to effect the transaction is made (the "Fund Pricing Service"); provided that the pricing service is not an affiliate of the Fund or an affiliate of a Fund affiliate and is not engaged directly or through an affiliate in underwriting or distributing the security;

(ii) the average price of three independent pricing sources;

(iii) the average of any three current bids; or

(iv) the average of any three bids and current market price estimates obtained from independent pricing sources

(g)      for any other security, the average of any three current bids and current market price estimates obtained from independent pricing sources.

 (3) the transaction is consistent with the investment objectives and policies of the Funds involved and if any other registered investment company or separate series of a registered investment company participating in the transaction(as those objectives and policies are recited in the Trust's and in the other investment company's or series' registration statement); and

(4) no brokerage commission, fee (except for customary transfer fees) or other remuneration was paid in connection with the transaction.

(C) For each transaction described in Section 1, the Adviser shall consult with the Fund's fund accountant with respect to determining the independent current market price of the security involved in the transaction

SECTION 3.  TESTING OF PRICING SERVICES

The Adviser for each Fund that engages in transactions effected at a current market price determined in accordance with Section 2(b)(ii)(F) shall compare the price of each debt security position representing one percent or more of the Fund's net assets provided by the Fund Pricing Service with a price provided by another pricing service at least weekly.

SECTION 4.  MAINTENANCE OF RECORDS

(A) The Administrator, on behalf of the Trust, shall maintain and preserve permanently in an easily accessible place a copy of these procedures and any modifications thereto.

(B) The Administrator, on behalf of the Trust, shall maintain and preserve for a period of not less than six years from the end of the fiscal year in which any transaction occurred, the first two years in an easily accessible place, Certification Reports submitted in accordance herewith and the results of any of the tests set forth in Section 3 of these procedures.

SECTION 5. BOARD OF DIRECTOR REVIEW
            The Board of Trustees, including a majority of those trustees who are not interested persons of the Trust as defined in the Act shall:

 (A) review these procedures periodically for their continuing appropriateness; and

 (B) review and approve at least annually the use of any Fund Pricing Service used to determine the current market price of a debt security for which market quotations are not readily available;

 (C) review and approve at least annually the use of the Fund's testing methodology set forth in Section 3 of these procedures; and

 (D) shall review Certification Reports no less frequently than quarterly in order to determine that all purchases or sales of securities permitted hereunder have been effected in compliance with these procedures.

FORUM FUNDS

APPENDIX A

FORM OF RULE 17a-7 REPORT

Selling Account:

Purchasing Account:

1.	Security:_________________________________________________________________________

2.	Date and Time of Transaction: ________________________________________________________

3.	Share or Dollar Amount:_____________________________________________________________

4.	The undersigned hereby certifies that: __________________________________________________

 (A) The above transaction was a purchase or sale for no consideration other than cash payment against prompt delivery (except to the extent permitted by applicable Securities and Exchange Commission authority) of the security.

(B) The transaction was effected at the independent current market price of the security, determined as follows (check one as appropriate):

(1) For securities reported on the consolidated transaction reporting system:

(a) last sales price or,	______________

(b) if no reported transactions, average of highest current independent bid and lowest current independent offer (the "Average")

(2) For other exchange traded securities:

(a) last sale price or,	______________

(b) if no reported transactions, the Average	______________

(3) For Level 1 NASDAQ listed securities: The Average

(4) For variable rate demand notes:

Par plus accrued interest	______________

(5) For trades between two Funds involving debt securities for which market quotations are not readily available (other than debt securities that have an embedded derivative position or that are in default, including technical default):

 (a) a price obtained from the pricing service regularly used to price such securities held by the Fund at the end of the business day on which the decision to effect the transaction is made (the "Fund Pricing Service"); provided that the pricing service is not an affiliate of the Fund or an affiliate of a Fund affiliate and is not engaged directly or through an affiliate in underwriting or distributing the securityast sales price or,

(b) the average price of three independent pricing sources ( also indicate methodology used by source)

(c) the average of any three current bids

(d) the average of any three bids and current market price estimates obtained from independent pricing sources

(6) For other securities:

The Average as determined based on the following quotes from independent sources:

(C) The transaction is consistent with the investment objectives and policies of each of the participating Funds or accounts.

(D) No brokerage commission, fee (except for customary transfer fees) or other remuneration was paid in connection with the transaction.

SELLER	BUYER

Authorized Advisory Personnel	Authorized Advisory Personnel

Signature:	Signature:

Name:	Name:

Title:	Title:

Date:	Date:

APPENDIX B

VALUATION, PURCHASE, REDEMPTION, EXCHANGE AND TAX INFORMATIONFOR THE ACQUIRING FUND

Valuation of Acquiring Fund Shares

The Acquiring Fund (“Fund”) calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern Time) on each weekday when the NYSE is open (“Business Day”). The time at which the NAV is calculated may change in case of an emergency.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund Business Day, the value of the Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE(normally 4:00 p.m., Eastern Time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures (“Procedures”) adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. T he Board has delegated fair value determinations to a Valuation Committee consisting of a member of the Board, the President or Treasurer, a representative of the Fund’s fund accountant and, if needed, a portfolio manager or a senior representative of the Adviser, when the Fund’s securities require fair valuation. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early; (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV; or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s investment in foreign securities also are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors and as a result, the fair value price for a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE Holiday Schedule. The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

-To the extent a Fund’s portfolio investments trade in markets on days when that Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time.

Transactions through Third Parties

If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

These institutions also may provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order or (ii) freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or applicable law. If your account is closed at the request of governmental or law enforcement authority , y ou may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI, which can be found on the Fund’s website.

Account Application and Customer Identity Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, taxpayer identification number, physical street address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application and in vestment amount . Once your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a time- frame established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the NAV next calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.   If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as trades seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and  these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel, restrict or, reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The sale or exchange of Fund shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed for any sale of shares made within 60 days from the date of purchase. See “Selling Shares – Redemption Fee” and “Exchange Privileges.”

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and may undertake other measures to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

Policy on Prohibition of Foreign Shareholders

The Fund requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund.

Purchase and Redemption of Acquiring Fund Shares

Your Account

How to Contact The Fund
Write to us at:
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, Maine 04112
Overnight address:
Beck, Mack & Oliver Partners Fund
C/o Atlantic Fund Administration, LLC
Attn: Transfer Agent
Three Canal Plaza, Ground Floor Portland, Maine 04101
Telephone us at:
(800) 943-6786 (Toll Free)
Wire investments (or ACH payments) to:
Please contact the Transfer Agent at (800) 943-6786 (toll free) to obtain the ABA routing number and account number for the Fund.

Buying Shares

How to Make Payments Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted by the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check).  Check must be made payable to “Beck, Mack & Oliver Partners Fund”.  For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) and Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Beck, Mack & Oliver Partners Fund.”  A $20 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct the financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution • Contact your financial institution using the method that is most convenient for you	Through a Financial Institution • Contact your financial institution using the method that is most convenient for you
By Check
• Call or write us for an account application (applications are also available on the Adviser’s website: www.beckmack.com)
• Complete the application (and other required documents, if applicable)
• Mail us your application (and other required documents, if applicable) and a check

By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check
By Wire
• Call or write us for an account application (applications are also available on the Adviser’s website: www.beckmack.com)
• Complete the application  (and other required documents, if applicable)
• Call us to fax the complete application (and other required documents, if applicable) and we will assign you an account number
• Mail us your original application (and other required documents, if applicable)
• Instruct your financial institution to wire you money to us

By Wire • Instruct your financial institution to wire money to us
By ACH Payment
• Call or write us for an account application (applications are also available on the Adviser’s website: www.beckmack.com)
• Complete the application (and other required documents, if applicable)
• Call us to fax the completed application (and other required documents, if applicable) and we will assign you and account number
• Mail us your original application (and other required documents, if applicable)
• We will electronically debit your purchase proceeds from the financial institution account identified in your account application
By ACH Payment • Call to request a purchase by ACH payment • We will electronically debit your purchase proceeds from the financial institution account identified in your account application

Systematic Investments You may establish a systematic investment plan to automatically invest a specified amount of money (up to $25,000 per transaction) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $250 per occurrence.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Institution •Contact your adviser using the method that is most convenient for you
By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name and class
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a signature guarantee (if required)
• Obtain other documentation (if required)
• Mail us your request and documentation

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
Your account number
Exact name(s) in which the account is registered
Additional form of identification
• Redemption proceeds will be mailed to you by check or  electronically credited to your account at the financial institution identified on your account application
Systematically
• Complete the systematic withdrawal section of the application
• Attach a voided check to your application
• Mail us the completed application
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may email your redemption order.

Systematic Withdrawals You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a specified date and frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record, or, if you so designate, to your bank account by ACH payment. Systematic withdrawals must be for at least $250 per occurence .

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion S ignature G uarantee. A Medallion S ignature G uarantee verifies the authenticity of your signature. You can obtain a Medallion S ignature G uarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion S ignature G uarantee for each shareholder, for any of the following:

        •       Written requests to redeem $100,000 or more;
        •       Changes to a shareholder’s record name or account registration;
        •        Paying r edemption proceed s from an account for which the address has changed within the last 30 days;
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record;
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account;
•	Adding or changing ACH or wire instructions, telephone redemption options, or any other election in connection with your account.

The transfer agent reserves the right to require a Medallion signature guarantee on all redemptions.

Redemption Fee If you redeem your shares within 60 days of purchase, you will be charged a redemption fee of 2.00% of the NAV of shares redeemed. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.

No redemption fee will be assessed on redemptions of shares by certain omnibus and/or financial intermediary accounts held with the Fund’s transfer agent if the omnibus or intermediary account holder has agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts. Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the intermediary’s omnibus account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. The Fund may require appropriate documentation of a redemption’s eligibility for exemption from application of the redemption fee.

Small Accounts If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days , the Fund retains the right to close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance .

The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

Redemptions In Kind Pursuant to an election filed with Securities and Exchange Commission (the “SEC), the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  To the extent a f und shareholder redeems its Fund holdings in kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund. Please see the SAI for more detail on redemptions in kind.

Lost Accounts The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the transfer agent locates you or escheats the funds to the state of your last known address.

Exchange Privileges

You may exchange your Fund shares for shares of other Beck, Mack & Oliver mutual funds.  Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state.  Because exchanges are a sale and purchase of shares, they may have tax consequences. Exchanges may also be subject to the Fund’s redemption fee.  See “Selling Shares – Redemption Fee.”

Requirements You may make exchanges only between identically registered accounts (name(s), address, and taxpayer identification number).  There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges (see “Investment Procedure-Limitations on Frequent Purchases”).  You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange

Through a Financial Institution
•Contact your adviser by the method that is most convenient for you

By Mail
•Prepare a written request including:
•Your name(s) and signature(s)
•Your account number
•The name of each fund (and class) you are exchanging
•The dollar amount or number of shares you want to sell (and exchange)
•Open a new account and complete an account application if you are requesting different shareholder privileges
•Obtain a signature guarantee (if required)
•Mail us your request and documentation

By Telephone
•Call us with your request (unless you declined telephone redemption privileges on your account application)
•Provide the following information:
•Your account number
•Exact name(s) in which the account is registered
•Additional form of identification

Retirement Accounts

You may invest in Fund shares through an IRA, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Distributions and Dividend Reinvestments

The Fund will declare distributions from net investment income and pay those distributions annually. Any net capital gain realized by the Fund also will be distributed at least annually.

Most investors in a mutual fund, like the Fund, have their distributions reinvested in additional shares of the fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions sent directly to your bank account or a check may be mailed if your distribution amount is $10 or more. However, if a distribution amount is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including net short-term capital gain) will be taxable to you as ordinary income. The Fund’s distributions of net capital gain, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions will reduce your tax basis in your Fund shares and will be treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” which is taxable to individuals at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution to an individual shareholder will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and “qualified foreign corporations,” provided that certain holding period and other requirements are met by the Fund with respect to its portfolio securities on which the dividends were paid and by the shareholder with respect to its Fund shares.

A distribution of net capital gains or net investment income will reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to such a distribution, you will be taxed on the distribution even though it represents a return of your investment.

The sale (redemption) or exchange of Fund shares will be a taxable transaction for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption or exchange. Any capital loss arising from the redemption or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of any net capital gain distributions with respect to those shares.

The Fund will be required to withhold and remit to the U.S. Treasury 28% of all dividends, capital gain distributions and, in the case of a failure described in clause (1) below,  redemptions proceeds (regardless of whether you realize a gain or a loss) otherwise payable to you if you are an individual or certain other non-corporate shareholder and you (1) fail to provide the Fund with your correct taxpayer identification number, (2) are otherwise subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) fail to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.”  Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your federal income tax liability or refunded.

The Fund will mail to you reports containing information about the income tax status of distributions paid and redemptions made during each year after December 31 of that year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Investment income the Fund receives from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries cannot be determined.

APPENDIX C

FINANCIAL HIGHLIGHTS OF THE PARTNERSHIP

BMO PARTNERS FUND, L.P.

Contents
Year Ended December 31, 2008

Financial Statements
Independent Auditors’ Report Statement of Assets and Liabilities Schedule of Investments in Securities Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements	1 2 3 - 4 5 6 7 - 9
Financial Highlights	10 - 11

Financial Statements

Independent Auditors’ Report

To the Partners and Board of Directors
BMO Partners Fund, L.P.

We have audited the accompanying statement of assets and liabilities of BMO Partners Fund, L.P., including the schedule of investments in securities as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BMO Partners Fund, L.P. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Holtz Rubenstein Reminick LLP

New York, New York
February 18, 2009

 BMO PARTNERS FUND, L.P.
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments in securities, at fair value (cost $12,718,978)	$13,021,010
Cash equivalents	71,503
Dividends and interest receivable	27,689
Total Assets	13,120,202

Liabilities
Accrued liabilities	157,506
Accrued partners' capital withdrawals	877,818
Total Liabilities	1,035,324
Net Assets	$12,084,878

Analysis of Net Assets
Partners' capital contributions and withdrawals, net	$(12,821,767)
Accumulated net investment income and net realized
gain on investments	24,604,613
Accumulated net unrealized appreciation	302,032
Net Assets	$12,084,878

See notes to financial statements.

2

BMO PARTNERS FUND, L.P.
Schedule of Investments in Securities
December 31, 2008
		Fair
	Shares	Value

Securities by Industry
Common Stocks - United States (85.05%) (a)
Energy (7.09%)
ConocoPhillips	3,750	$194,250
Mirant Corp.	21,589	407,384
Williams Cos Inc.	17,616	255,080
		856,714

Industrials (24.54%)
Emerson Electric Company	8,022	293,685
General Electric Company	23,884	386,921
Molex Incorporated	24,616	318,777
Cabot Corp.	5,519	84,441
Dover Corp.	15,655	515,362
Fluor Corp.	5,300	237,811
Nalco Holding Co.	41,265	476,198
Roper Industries Inc.	15,018	651,931
		2,965,126

Consumer discretionary (1.65%)
Liberty Media Corporation	11,421	199,639

Materials (2.45%)
Metabolix, Inc.	23,318	296,605

Healthcare (23.98%)
Abbott Laboratories	10,783	575,489
Baxter International	12,316	660,014
Boston Scientific Corp.	17,986	139,212
Johnson & Johnson	13,265	793,645
Laboratory Corporation of America Holdings	7,342	472,898
Merck & Co., Inc.	8,434	256,394
		2,897,652

Real Estate (0.73%)
HomeFed Corporation	5,367	88,555

Financials (17.02%)
American Express Co.	10,825	200,804
Berkshire Hathaway Inc., Class 'B'	247	793,858
Citigroup Inc.	5,859	39,314
Leucadia National Corp.	36,427	721,255
PICO Holdings Inc.	11,334	301,258
		2,056,489

See notes to financial statements.

3

BMO PARTNERS FUND, L.P.
Schedule of Investments in Securities
December 31, 2008

		Fair
	Shares	Value

Insurance (5.83%)
HCC Insurance Holdings, Inc.	26,349	704,836

Information Technology (1.76%)
Level 3 Communications Company	113,619	79,533
Qualcomm Inc.	3,700	132,571
		212,104

Total Common Stocks - United States - 85.05% (cost $8,605,287)		10,277,720

Common Stocks - Foreign (22.70%) (a)
Energy (6.70%)
Ceres Power Holdings PLC	37,611	44,381
Encana Corp.	8,305	386,016
Noble Corporation	14,078	310,983
Schlumberger Ltd.	1,600	67,728
		809,108
Diversified (2.43%)
RHJ International	60,713	293,851

Financials (8.62%)
Brookfield Asset Management Class A	29,190	445,731
Enstar Group Inc. GA	7,433	439,588
Shinsei Bank Ltd.	102,000	156,159
		1,041,478

Insurance (4.95%)
Axis Capital Holdings, Ltd.	20,565	598,853

Total Common Stock - Foreign - 22.70% (cost $4,113,691)		2,743,290

Total Investments in Securities - 107.75% (cost $12,718,978)		$13,021,010

(a) Percentage of net assets on the statement of assets and liabilities.

See notes to financial statements.

4

BMO PARTNERS FUND, L.P.

Statement of Operations
Year Ended December 31, 2008

Investment Income:
Dividends	$289,359
Interest	7,545
Total Investment Income	296,904

Expenses:
Investment advisory fees	138,495
Accounting fees	55,809
Banking and custodial fees	15,435
Filing fees	531
Total Expenses	210,270

Investment Advisory Fees Waived	(22,187)
Net Expenses	188,083

Net Investment Income	108,821

Realized and Unrealized Gain (Loss) from Investments:
Net realized gain from investments	324,773
Net decrease in unrealized appreciation on investments	(10,657,269)
Net Realized and Unrealized Loss from Investments	(10,332,496)
Net Decrease in Net Assets Resulting from Operations	$(10,223,675)

See notes to financial statements.

5

BMO PARTNERS FUND, L.P.

Statements of Changes in Net Assets
Years Ended December 31,	2008	2007

Decrease in Net Assets from Operations:
Investment income - net	$108,821	$79,360
Net realized gain from investments	324,773	3,111,675
Net decrease in unrealized appreciation
on investments	(10,657,269)	(635,967)

Net (Decrease) Increase in Net Assets Resulting from Operations	(10,223,675)	2,555,068

Partners' Capital Contributions and Withdrawals, net	(2,240,813)	(2,853,313)

Total Decrease	(12,464,488)	(298,245)

Net Assets - beginning of year	24,549,366	24,847,611

Net Assets - end of year	$12,084,878	$24,549,366

See notes to financial statements.

6

BMO PARTNERS FUND, L.P.

Notes to Financial Statements
Year Ended December 31, 2008

1.
Nature of Activities and Significant Accounting Policies

Nature of business - BMO Partners Fund, L.P. ("Partnership") is a closed-end management investment company. The Partnership was organized under the laws of the State of Delaware in 1991 as a limited partnership for the purpose of investing in publicly traded equity and debt securities. The Partnership maintains its general office in New York City.

Security valuation - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partner to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash equivalents - Cash equivalents consist of amounts held in money market accounts whose fair value approximates their carrying amount. At various times throughout the year, the Partnership maintained balances in excess of federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not subject to any significant credit risk with respect to cash equivalents.

Income taxes - As a limited partnership, the partners are required to include their proportionate share of the Partnership’s taxable income or loss on their respective income tax returns. Accordingly, there is no provision for federal, state or city income taxes in these financial statements.

The Partnership is not subject to the New York City unincorporated business tax since its sole activity is investing for its own account.

Other - The Partnership records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Uncertain Tax Positions - The Partnership has elected to defer the application of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement No. 109, Accounting for Income Taxes (SFAS 109), as permitted by FASB Staff Position FIN 48-3 (FSP FIN 48-3).

In accordance with the guidance in FSP FIN 48-3, the Partnership is not required to implement the provisions of FIN 48 until fiscal years beginning after December 15, 2008. As such, the Partnership has not implemented those provisions in its 2008 financial statements and, as of December 31, 2008, the Partnership does not believe it has any uncertain tax positions that would qualify for either recognition or disclosure in the accompanying financial statements.

2.	Investment Transactions

Purchases and sales of investment securities were $4,047,993 and $2,553,830, respectively.
The U.S. federal income tax basis of the Partnership’s investments at December 31, 2008 was $12,718,978 and net unrealized appreciation for U.S. federal income tax purposes was $302,032.

7

BMO PARTNERS FUND, L.P.
Notes to Financial Statements
Year Ended December 31, 2008

3.
Fair Value Measurements

Effective January 1, 2008, the Partnership implemented SFAS No. 157, Fair Value Measurement ("SFAS 157"), for its financial assets and liabilities that are re-measured and reported as fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The adoption of SFAS 157 to the Partnership’s financial assets and liabilities and non-financial assets and liabilities that are re-measured and reported at fair value at least annually did not have any impact on the Partnership’s financial results.

The following table presents information about the Partnership’s assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2008, and indicates the fair value hierarchy of the valuation techniques the Partnership utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

		Fair Value Measurements at Reporting Date Using
Description	December 31, 2008	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Investments in securities	$13,021,010	$13,021,010	$ -	$ -

4.	Partners’ Capital

Admission and withdrawal of partners - The General Partner may admit additional limited partners and accept additional capital contributions to the Partnership on the first day of each calendar quarter. A limited partner may, on 30 days’ prior written notice to the General Partner, withdraw all or part of its capital account on the first day of each calendar quarter.

A limited partner withdrawing all of its capital may elect to receive an in-kind distribution of their proportionate share of the Partnership's investment securities and cash equivalents. The Partnership records a realized gain for the appreciation on investment securities distributed to its limited partners on the date of the distribution. During the year ended December 31, 2008, the Partnership made in-kind distributions valued at $2,653,144.

5.	Investment Advisory Fees and Transactions with Affiliate

The Partnership receives investment management and advisory services under a management agreement (the "Agreement") that provides for fees to be paid at an annual rate of 1% on the first $5,000,000 in average daily net assets, 0.75% on the second $5,000,000 in average daily net assets, and 0.50% on average daily net assets over $10,000,000. Investment advisory fees charged to operations for the year ended December 31, 2008 were $116,308. Included in accrued liabilities in the statement of assets and liabilities at December 31, 2008 are investment advisory fees payable of $116,308.

8

BMO PARTNERS FUND, L.P.

Notes to Financial Statements
Year Ended December 31, 2008

The current agreement provides for an expense reimbursement from the investment adviser if the Partnership’s total expenses exceed .93% of the Partnership’s average net asset value. The expense cap limitation is at the discretion of the investment adviser and management and can be waived voluntarily at any time. During the year ended December 31, 2008, the investment adviser voluntarily waived $22,187 of investment advisory fees.

6.	Concentrations of Credit Risk

Financial instruments that potentially subject the Partnership to concentrations of credit risk consist primarily of cash equivalents and investments. The Partnership maintains cash equivalents, short and long-term investments and other financial instruments at a major financial institution.

9

 BMO PARTNERS FUND, L.P.

Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

(Loss) Income from Investment Operations:
Net investment income	$108,821	$79,360	$157,777	$80,242	$59,001
Net realized and unrealized (loss) gain
on investment transactions	(10,332,496)	2,475,708	3,207,868	1,927,777	3,420,836

Total (Loss) Income from Investment Operations	$(10,223,675)	$2,555,068	$3,365,645	$2,008,019	$3,479,837

Total Return *	-45.83%	11.62%	15.67%	9.94%	14.67%

* Total return consists of return on investments in securities and cash equivalents, divided by net asset value at the beginning of the year adjusted for net partners' capital contributions (withdrawals). In 2008, there were net partners' capital withdrawals of $2,240,813.

See independent auditors' report.

10

BMO PARTNERS FUND, L.P.
Financial Highlights

	Years Ended December 31,
	2008		2007	2006		2005		2004

Supplemental Data:
Net assets, end of year	$12,084,878		$24,549,366	$24,847,611		$22,207,373		$24,218,805

Ratio to average net assets:
Expenses	1.03	% *	0.93%	0.94	% *	0.87	% *	0.88	% *
Net investment income	0.59	% *	0.32%	0.67	% *	0.35	% *	0.22	% *
Portfolio turnover rate	12.39%		22.11%	17.76%		5.96%		7.65%

* Such percentages are net of advisory fee waivers. The advisor voluntarily waived a portion of its advisory fee (equal to .11%, .02%, .07%, and .33% of average net assets) in 2008, 2006, 2005, and 2004, respectively.

See independent auditors' report.

11

BMO PARTNERS FUND, L.P.

Contents
Nine Months Ended September 30, 2009 (unaudited)

Financial Statements
Statement of Assets and Liabilities Schedule of Investments in Securities Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements Financial Highlights	1 2-3 4 5 6-8 9-10

 BMO PARTNERS FUND, L.P.

Statement of Assets and Liabilities
September 30, 2009 (unaudited)

Assets
Investments in securities, at fair value (cost $9,277,320)	$12,495,849
Cash equivalents	1,990,881
Dividends and interest receivable	17,273
Total Assets	14,504,003

Liabilities
Accrued liabilities	93,418
Accrued partners' capital withdrawals	479,872
Total Liabilities	573,290
Net Assets	$13,930,713

Analysis of Net Assets
Partners' capital contributions and withdrawals, net	$(13,147,859)
Accumulated net investment income and net realized
gain on investments	23,860,043
Accumulated net unrealized appreciation	3,218,529
Net Assets	$13,390,713

1

BMO PARTNERS FUND, L.P.

Schedule of Investments in Securities
September 30, 2009 (unaudited)
		Fair
	Shares	Value

Securities by Industry
Common Stocks - United States (64.56%) (a)
Energy (5.91%)
ConocoPhillips	6,423	$290,063
Mirant Corp.	14,822	243,525
Williams Cos Inc.	16,236	290,137
		823,725

Industrials (14.64%)
Dover Corp.	10,937	423,918
Fluor Corp.	4,945	251,453
Molex Incorporated	8,112	152,424
Nalco Holding Co.	31,457	644,554
Roper Industries Inc.	11,118	566,796
		2,039,145
Materials (2.44%)
Metabolix, Inc.	33,058	339,836

Healthcare (20.84%)
Abbott Laboratories	11,404	564,156
Baxter International	9,880	563,259
Boston Scientific Corp.	13,551	143,505
Johnson & Johnson	9,550	581,500
Laboratory Corporation of America Holdings	7,003	460,097
Merck & Co., Inc.	9,350	295,741
Waters Corp.	5,290	295,499
		2,903,757

Real Estate (1.03%)
Homefed Corporation	6,091	143,139

Financials (12.33%)
American Express Co.	3,707	125,667
Berkshire Hathaway Inc., Class 'B'	151	501,773
Leucadia National Corp.	27,577	681,703
PICO Holdings Inc.	12,230	407,871
		1,717,014
Insurance (3.58%)
HCC Insurance Holdings, Inc.	18,236	498,755

2

BMO PARTNERS FUND, L.P.

Schedule of Investments in Securities
September 30, 2009 (unaudited)
		Fair
	Shares	Value

Information Technology (3.79%)
Fidelity National Information Services	4,000	102,040
Level 3 Communications Company	127,217	176,832
Qualcomm Inc.	5,545	249,414
		528,286

Total Common Stocks - United States – 64.56% (cost $5,976,088)		8,993,657

Common Stocks - Foreign (25.14%) (a)
Energy (9.91%)
Ceres Power Holdings PLC	28,981	95,947
Encana Corp.	8,116	467,563
Noble Corporation	13,516	513,067
Schlumberger Ltd.	5,111	304,616
		1,381,193
Diversified (1.79%)
RHJ International	34,103	248,744

Materials (1.29%)
Potash Corp Sask Inc.	1,994	180,138

Financials (7.89%)
Brookfield Asset Management Class A	25,547	580,172
Enstar Group Inc. GA	8,351	518,848
		1,099,020

Insurance (4.26%)
Axis Capital Holdings, Ltd.	19,652	593,097

Total Common Stock - Foreign – 25.14% (cost $3,301,232)		3,502,192

Total Investments in Securities – 89.70% (cost $9,277,320)		$12,495,849

(a) Percentage of net assets on the statement of assets and liabilities.

3

BMO PARTNERS FUND, L.P.

Statement of Operations
Nine Months Ended September 30, 2009 (unaudited)

Investment Income:
Dividends	$151,697
Interest	33
Total Investment Income	151,730

Expenses:
Investment advisory fees	89,561
Accounting fees	13,675
Banking and custodial fees	6,074
Filing fees	250
Total Expenses	109,560

Investment Advisory Fees Waived	(10,993)
Net Expenses	98,567

Net Investment Income	53,163

Realized and Unrealized Gain (Loss) from Investments:
Net realized loss from investments	(797,733)
Net increase in unrealized appreciation on investments	2,916,497
Net Realized and Unrealized Gain from Investments	2,118,764
Net Increase in Net Assets Resulting from Operations	$2,171,927

4

BMO PARTNERS FUND, L.P.

Statements of Changes in Net Assets
Nine Months Ended September 30, 2009 (unaudited) and Year Ended December 31, 2008	2009	2008
	(Unaudited)	(Audited)

Increase (Decrease) in Net Assets from Operations:
Investment income - net	$53,163	$108,821
Net realized (loss) gain from investments	(797,733)	324,733
Net increase (decrease) in unrealized appreciation
on investments	2,916,497	(10,657,269)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,171,927	(10,223,675)

Partners' Capital Contributions and Withdrawals, net	(326,092)	(2,240,813)

Total Increase (Decrease)	1,845,835	(12,464,488)

Net Assets - beginning of year	12,084,878	24,549,366

Net Assets - end of year	$13,930,713	$12,084,878

5

BMO PARTNERS FUND, L.P.

Notes to Financial Statements
Nine Months Ended September 30, 2009 (unaudited)

1.
Nature of Activities and Significant Accounting Policies

Nature of business - BMO Partners Fund, L.P. ("Partnership") is a closed-end management investment company. The Partnership was organized under the laws of the State of Delaware in 1991 as a limited partnership for the purpose of investing in publicly traded equity and debt securities. The Partnership maintains its general office in New York City.

Security valuation - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partner to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash equivalents - Cash equivalents consist of amounts held in money market accounts whose fair value approximates their carrying amount. At various times throughout the year, the Partnership maintained balances in excess of federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not subject to any significant credit risk with respect to cash equivalents.

Income taxes - As a limited partnership, the partners are required to include their proportionate share of the Partnership’s taxable income or loss on their respective income tax returns. Accordingly, there is no provision for federal, state or city income taxes in these financial statements.

The Partnership is not subject to the New York City unincorporated business tax since its sole activity is investing for its own account.

Other - The Partnership records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Uncertain Tax Positions – Effective January 1, 2009, the Company adopted the provisions of Accounting for Uncertainty in Income Taxes (“Uncertain Tax Position”).  Uncertain Tax Position prescribes recognition thresholds that must be met before a tax position is recognized in the financial statements and provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  Under Uncertain Tax Position, an entity may only recognize or continue to recognize tax positions that meet a “more likely than not” threshold.  The Company has evaluated its tax position for the nine months ended September 30, 2009, and does not expect a material adjustment to be made.

Subsequent events - The Company has evaluated all subsequent events through October 22, 2009 to ensure that these financial statements include subsequent events that should  be recognized in the financial statements as of September 30, 2009.

6

BMO PARTNERS FUND, L.P.

Notes to Financial Statements
Nine Months Ended September 30, 2009 (unaudited)

2.
Investment Transactions

Purchases and sales of investment securities were $1,752,319 and $4,015,912, respectively.
The U.S. federal income tax basis of the Partnership’s investments at September 30, 2009 was $9,277,320 and net unrealized appreciation for U.S. federal income tax purposes was $3,218,529.

3.
Fair Value Measurements

The following table presents information about the Partnership’s assets and liabilities that are measured at fair value on a recurring basis as of September 30, 2009, and indicates the fair value hierarchy of the valuation techniques the Partnership utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

Fair Value Measurements at Reporting Date Using
	Description	September 30, 2009	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

	Investments in securities	$ 12,495,849	$ 12,495,849	$ -	$ -

4.	Partners’ Capital

Admission and withdrawal of partners - The General Partner may admit additional limited partners and accept additional capital contributions to the Partnership on the first day of each calendar quarter. A limited partner may, on 30 days’ prior written notice to the General Partner, withdraw all or part of its capital account on the first day of each calendar quarter.

A limited partner withdrawing all of its capital may elect to receive an in-kind distribution of their proportionate share of the Partnership's investment securities and cash equivalents. The Partnership records a realized gain for the appreciation on investment securities distributed to its limited partners on the date of the distribution. During the nine months ended September 30, 2009, the Partnership made in-kind distributions valued at $429,474.

5.	Investment Advisory Fees and Transactions with Affiliate

The Partnership receives investment management and advisory services under a management agreement (the "Agreement") that provides for fees to be paid at an annual rate of 1% on the first $5,000,000 in average daily net assets, 0.75% on the second $5,000,000 in average daily net assets, and 0.50% on average daily net assets over $10,000,000. Investment advisory fees charged to operations for the year ended September 30, 2009 were $78,568. Included in accrued liabilities in the statement of assets and liabilities at September 30, 2009 are investment advisory fees payable of $78,568.

The current agreement provides for an expense reimbursement from the investment adviser if the Partnership’s total expenses exceed .93% of the Partnership’s average net asset value. The expense cap limitation is at the discretion of the investment adviser and management and can be waived voluntarily at

7

BMO PARTNERS FUND, L.P.
Notes to Financial Statements
Nine Months Ended September 30, 2009 (unaudited)

any time. During the year ended September 30, 2009, the investment adviser voluntarily waived $10,993 of investment advisory fees.

6.	Concentrations of Credit Risk

Financial instruments that potentially subject the Partnership to concentrations of credit risk consist primarily of cash equivalents and investments. The Partnership maintains cash equivalents, short and long-term investments and other financial instruments at a major financial institution.

7.	Subsequent Events

The Partnership is currently undergoing a reorganization to convert the Partnership to an open-end management company.  The Partnership, contingent on the approval of the Limited Partners, will transfer substantially all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Partnership’s liabilities.  The Partnership will then distribute the shares received from the Acquiring Fund proportionately to the General Partner and Limited Partners and terminate the Partnership.

8

BMO PARTNERS FUND, L.P.

Financial Highlights

	Nine Months Ended September 30,	Years Ended December 31,
	2009	2008	2007	2006	2005	2004
	(Unaudited)
(Loss) Income from Investment Operations:
Net investment income	$ 53,163	$ 108,821	$ 79,360	$157,777	$ 80,242	$ 59,001
Net realized and unrealized gain
(loss) on investment
transactions	2,118,764	(10,332,496)	2,475,708	3,207,868	1,927,777	3,420,836

Total Income (Loss) from Investment Operations	$ 2,171,927	$(10,223,675)	$2,555,068	$3,365,645	$2,008,019	$ 3,479,837

Total Return *	18.47%	-45.83%	11.62%	15.67%	9.94%	14.67%

* Total return consists of return on investments in securities and cash equivalents, divided by net asset value at the beginning of the year adjusted for net partners' capital contributions (withdrawals). In 2009, there were net partners' capital withdrawals of $326,092.

9

BMO PARTNERS FUND, L.P.
Financial Highlights

	Nine Months Ended September 30,		Years Ended December 31,
	2009		2008		2007	2006		2005		2004
	(Unaudited)
Supplemental Data:
Net assets, end of year	$ 13,930,713		$12,084,878		$24,549,366	$24,847,611		$22,207,373		$24,218,805

Ratio to average net assets:
Expenses	0.78%	*	1.03%	*	0.93%	0.94%	*	0.87%	*	0.88%	*
Net investment income	0.42%	*	0.59%	*	0.32%	0.67%	*	0.35%	*	0.22%	*
Portfolio turnover rate	13.86%		12.39%		22.11%	17.76%		5.96%		7.65%

* Such percentages are net of advisory fee waivers.  The advisor voluntarily waived a portion of its advisory fee (equal to .09%, .11%, .02%, .07%, and .33% of average net assets) in 2009, 2008, 2006, 2005, and 2004, respectively.

10

STATEMENT OF ADDITIONAL INFORMATION

FORUM FUNDS

BECK, MACK & OLIVER PARTNERS FUND

November 23, 2009

This Statement of Additional Information supplements the Proxy Statement/Prospectus dated November 23, 2009 relating to:

1. Consent to an Agreement and Plan of Reorganization by and among (1) BMO Partners Fund, L.P. (“the Partnership”), a Delaware limited partnership, (2) Beck, Mack & Oliver, LLC, the general partner of the Partnership (the “General Partner”) and (3) Forum Funds (“Forum”), a registered investment company, on behalf of the Beck, Mack & Oliver Partners Fund (“the Acquiring Fund”), a series of Forum (the “Plan”). Under the Plan, the Partnership will: (1) transfer its assets and certain liabilities of the Partnership to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Partnership’s certain of the Partnership’s liabilities and (2) the Partnership will then distribute the shares received from the Acquiring Fund proportionately to its partners and terminate (the “Reorganization”).

This Statement of Additional Information is not a Prospectus; a Proxy Statement/Prospectus dated November 23, 2009 relating to the Reorganization may be obtained without charge by writing Atlantic Fund Administration, LLC, Three Canal Plaza, Portland, Maine 04101 or calling (800) 943-6786. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

TABLE OF CONTENTS
GLOSSARY		1
1.	INVESTMENT POLICIES AND RISKS	3
2.	INVESTMENT LIMITATIONS	14
3.	MANAGEMENT	16
4.	PORTFOLIO TRANSACTIONS	20
5.	PURCHASE AND REDEMPTION INFORMATION	23
6.	TAXATION	26
7.	OTHER MATTERS	29
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – PROXY VOTING PROCEDURES		B-1

Glossary

As used in this SAI, the following terms have the meanings listed.

 “Accountant” means Atlantic.

 “Administrator” means Atlantic.

 “Adviser” means Beck, Mack & Oliver LLC.

  “Atlantic” means Atlantic Fund Administration, LLC.

 “Board” means the Board of Trustees of the Trust.

  “Code” means the Internal Revenue Code of 1986, as amended, the rules thereunder, IRS interpretations and any private letter rulings or similar authority upon which the Fund may relay.

 “Custodian” means Union Bank, N.A.

 “Distributor” means Foreside Fund Services, LLC.

  “Fitch” means Fitch Ratings.

“Fund” means Beck, Mack & Oliver Partners Fund, a series of the Trust.

 “Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service, Inc.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NYSE” means New York Stock Exchange.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware Statutory Trust.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder.

“1934 Act” means the Investment Company Act of 1934, as amended, and including rules and regulations as promulgated thereunder.

 “1940 Act” means the Investment Company Act of 1940, as amended, and including rules and regulations, SEC interpretations and any exemptive order or interpretive relief, promulgated thereunder that are applicable to the Fund.

1. Investment Policies and Risks
The Fund is a non-diversified series of the Trust. This section discusses in greater detail than the Fund’s Prospectus certain investments that the Fund may make. Please see the Prospectus for a discussion of the principal policies and risks of investing in the Fund.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduction in liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Fund.

A.Equity Securities

1.  Common and Preferred Stock

General. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the possibility that the value of the stock might decrease. Stock values fluctuate in response either to the activities of an individual company or to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. Convertible Securities

General. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinate to comparable non- convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Security Ratings Information. The Fund’s investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of convertible securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

3.Warrants

General. The Fund may invest up to 10% of the value of its total assets in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4.Depositary Receipts

General. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation either to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

B.       Debt Securities

1.  General Debt Securities

Corporate Debt Obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.  In addition, the Fund may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds).  The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances.  To the extent it invests in financial institution obligations, the Fund may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade.  Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance.

U.S. Government Securities.  U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (such as Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Mortgage-Related Securities.  The Fund may invest in mortgage-related securities.  Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types.  Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers.  Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security.  Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Government and Agency Mortgage-Related Securities. The Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the management of FNMA and FHLMC was replaced. Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Privately Issued Mortgage-Related Securities. The Fund may invest in privately issued mortgage-backed securities.  Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately.  Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

Collateralized Mortgage Obligations.  Collateralized mortgage obligations (“CMOs”) are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages (“Mortgage Assets”). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs.  Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  Planned amortization class mortgage-related securities (“PAC Bonds”) are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Variable and Floating Rate Securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.  Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”).  Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice.  These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

2.  General Risks

The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates.  All fixed income securities can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.  The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. The Fund’s investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  To limit credit risk, the Fund will generally buy debt securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

Mortgage-Related Securities. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved.  The ability of the Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions.  In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities.  In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund’s yield.  Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of its previous investments.  If this occurs, the Fund’s yield will correspondingly decline.  Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.  A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates.  To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral.  This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these.  The

Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

3.  Lower Rated / High-Yield Securities.  The Fund may invest up to 10% of its net assets in fixed income securities rated below investment grade.  These securities are commonly referred to as “high yield securities” and “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  These securities are subject to specific risks that may not be present with investments of higher grade securities significantly.

4.  Lower Rated / High-Yield Securities Risks.

Interest Rate and Economic Risk.  As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall.  The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in the Fund’s net asset value.  During these periods, some high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing.  In addition, the Fund may need to replace or sell a high yield security that it owns at unfavorable prices or returns.  Accordingly, such high yield securities held by the Fund may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, the Fund would have to replace the security, which could result in a decreased return for shareholders.  Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  While it is impossible to protect entirely against this risk, diversification of the Fund’s investment portfolio and the Adviser’s careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund’s investment portfolio.

Securities Ratings and Credit Risk. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating.  Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities.  A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value.  Also, credit rating agencies may fail to accurately rate, change credit ratings, or to reflect subsequent events.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

The Adviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed.  The Adviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination.  The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer. Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund.

Liquidity Risk and Valuation.  The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities.  During periods of economic uncertainty or adverse economic changes, the market may be further restricted.  Under these conditions, the Fund may have to dispose of its high yield securities at unfavorable prices or below fair market value.  In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market.  It may be difficult to assess the value of high yield securities during these times.  Consequently, any of these factors may reduce the market value of high yield securities held by the Fund.

C. Foreign Securities

The Fund may invest in foreign securities. The Fund limits the amount of its holdings in the stock of any foreign corporation to less than 10% of voting power or value of stock. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems or may have less stable currencies as compared with markets of developed countries.

D. Options and Futures Contracts

1.  General

The Fund may purchase or write (sell) put and call options on stock indices to hedge against declines in the value of the portfolio resulting from market conditions or as a hedge against securities that the Fund plans to purchase at a later date. The Fund will not use stock index options for speculative purposes and may only write covered put options on stock indices to affect closing transactions. The Fund may only invest in options that trade on a national securities exchange or board of trade. .

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

2.  Options and Futures Strategies

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Index Futures Contracts. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.  Risks of Options and Futures Transactions

There are certain investment risks associated with options on stock indices and futures transactions. These risks include: (1) dependence on the Adviser’s ability to predict fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the  indices hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

E. Leverage Transactions

1.  General

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, entering into repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions involving  leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Senior Securities Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the asset coverage shall be at least 300%.

Repurchase Agreements and Securities Lending. The Fund may participate in repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities in an amount up to 33 1/3% of its total assets. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

The Fund does not intend to lend portfolio securities at the present time. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Risks

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Fund may magnify losses incurred by the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities and the relatively greater effect on the NAV of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.

Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will designate and maintain, in a segregated account, cash and liquid securities. The assets’ value, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions.

F. Illiquid and Restricted Securities

1. General

The Fund will not invest more than 15% of its net assets (taken at current value) in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

2. Risks

Limitations on resale may have an adverse effect on the marketability of a security, and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

G.  Custody Risk

Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Acquiring, holding, and transferring interests in securities by book-entry through any security intermediary is subject to the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship between such intermediary and each other intermediary, if any, standing between themselves and the individual security.

Low trading volumes and volatile process in less developed markets make their trades harder to complete and settle. Local agents are held only to the standards of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems.

H. Investment Company Securities

1. Open-End and Closed-End Investment Companies

General. The Fund may invest in other open-end and closed-end investment companies consistent with the Fund’s investment objectives and strategies. The Fund may also invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Foreign Securities” above.

2. Exchange-Traded Funds

General.  The Fund may invest in ETFs, which are registered investment companies, or trusts that are bought and sold on a securities exchange.  The Fund may also invest in exchange traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer.  Most ETFs and ETNs are designed to track a particular market segment or index.  ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.  When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

Risks.  The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

I. Temporary Defensive Position and Cash Investments

The Fund may assume a temporary defensive position and may invest without limit in cash, repurchase agreements, and prime quality money market instruments. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. The Fund may also invest in prime quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, high grade commercial paper, time   deposits, bankers acceptances and certificates of deposit issued by domestic banks, and master notes. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

J. Non- Diversification and Concentration

The Fund is non-diversified and, therefore, may invest in a limited number of issuers. The Fund may invest up to 10% of its total assets in the securities of a single issuer. Investing in a limited number of issuers may cause the Fund to be more volatile and increase the risk of investing in the Fund. The Fund is not concentrated, however, and, therefore, does not invest more than 25% of its assets in any one industry or group of industries .

2. Investment Limitations

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. If the Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.
A. Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1. Borrowing Money

Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund’s total assets.

2. Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market would be invested in securities of issuers conducting their principal business activity in the same industry.

3. Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

4. Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

5. Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

6. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

7. Issuance of Senior Securities

Issue any senior security (as defined in the 1940 Act), except that: (1) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

B. Non-Fundamental Limitations

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1.  Borrowing

Borrow money for temporary or emergency purposes in an amount exceeding 10% of the value of its total assets at the time when the loan is made; provided that any such temporary or emergency borrowings representing more than 10% of the Fund’s total assets must be repaid before the Fund may make additional investments.

Purchase securities for investment while any borrowing equaling 10% or more of the Fund’s total assets is outstanding or borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), in an amount exceeding 10% of the value of the Fund’s total assets.
2.  Pledging

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

3.  Investments in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

4.  Margin and Short Selling

Purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

5.  Illiquid Securities

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund’s net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act (“Restricted Securities”); or (2) 10% of the Fund’s total assets would be invested in Restricted Securities.

3. Management

A. Trustees and Officers

1.  Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders.  The following table provides information about each Board member and certain officers of the Trust. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic.  Each Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is: c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise noted. Each Trustee oversees twenty- nine portfolios in the Fund Family. Mr. Keffer is also an interested Director of Wintergreen Fund, Inc., another registered open-end investment company.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	S ince 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 - 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 - 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small and medium sized businesses in New England) since 1991 .
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee	Since 1989
Chairman, Atlantic Fund Administration, LLC, since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC  (a non-depository trust company of which Atlantic is a subsidiary ) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A. ) 1986-2003.

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic, since 2008; Director, Consulting Services, Foreside Fund Services, 2007; Elder Care, 2005- 2006; Director, Fund Accounting, Citigroup , 2003-2005.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008
Senior Manager, Atlantic , since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup , 2003–2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, 1994-2003.

David Faherty Born: 1970	Vice President	Since 2009
Senior Counsel, Atlantic , since 2009; Vice President,  Citi Fund Services Ohio, Inc.   (2007–2009); Associate Counsel Investors Bank & Trust Company (2006–2007);  Employee of FDIC (2005); employee of IKON Office Solutions, Inc. (1998–2001).

Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic Fund Administration, LLC, since 2008; Vice President, Citigroup 2003 – 2008; Manager, Forum Financial Group, 1993-2003
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic Fund Administration, LLC, since July 2008; Vice President, Citigroup 2003 - 2008; Manager, Forum Financial Group, 1995-2003
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic Fund Administration, LLC, since 2008; Vice President, Citigroup 2005 - 2008; Manager, PNC, 1997-2005
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic, since 2008; Regulatory Administration Specialist, Citigroup , 20062008; Money Market/Short Term Trader, Wellington Management 1996-2002.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

2.        Trustee Ownership in the Fund and the Trust

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008		Aggregate Dollar Range of Ownership as of December 31, 2008 in all Funds Overseen by Trustee in the Trust
Interested Trustee	Beck, Mack & Oliver Global Equity Fund	Beck, Mack & Oliver Partners Fund
John Y. Keffer	None	N/A	None
Independent Trustees
Costas Azariadis	None	N/A	None
James C. Cheng	None	N/A	None
J. Michael Parish	$10,001-$50,000	N/A	Over $100,000

3. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2008, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4. Information Concerning Trust Committees

Audit Committee The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust’s Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended March 31, 2009, the Audit Committee met 7 times.

Nominating Committee The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust’s Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended March 31, 2009, the Nominating Committee did not meet.

Valuation Committee The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, or Parish, the President or Treasurer , a representative of the Fund’s fund accountant and , if needed, a portfolio manager or senior representative of the investment advis e r to the Trust series holding securities that require fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV per share of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended March 31, 2009, the Valuation Committee met 7 times.

Qualified Legal Compliance Committee The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust’s Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2009, the QLCC did not meet.

B. Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $16,000 for service to the Trust ($20,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust for the fiscal year ended March 31, 2009.

Trustee	Aggregate Compensation from Fund	Benefits & Retirement	Total Compensation fromTrust
Interested Trustee
John Y. Keffer	N/A	N/A	N/A
Independent Trustee
Costas Azariadis	N/A	N/A	$18,389
James C. Cheng	N/A	N/A	$19,566
J. Michael Parish	N/A	N/A	$26,526

C. Investment Adviser

1.  Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.  The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

2. Ownership of Adviser

The Adviser is a limited liability company organized under the laws of New York and controlled by Robert C. Beck.

3. Information Concerning Accounts Managed by Portfolio Manager

Mr. Wydra is primarily responsible for the day-to-day management of a portion of BM&O’s individual accounts.  As of July 31, 2009, Mr. Wydra had $140 million in individual account assets under management, representing a total of 125 accounts.  None of the accounts managed by Mr. Wydra pay a performance-based fee.  As of this date, Mr. Wydra did not manage any investment companies or other pooled investment vehicles.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following conflicts:

•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, a fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Adviser acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•
The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

4. Information Concerning Compensation of Portfolio Managers

For the period ended July 31, 2009, Mr. Wydra was compensated based on the profitability of the Adviser.

5. Portfolio Manager Ownership in the Fund

The Fund has not commenced operations as of the date of this SAI, thus the portfolio managers of the Fund do not own any shares of the Fund.

6. Fees

The Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund. The Adviser’s fee is paid monthly based on average daily net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

As of the date hereof, the Beck, Mack & Oliver Partners Fund has not commenced operations.

7. Other Provisions of Advisory Agreement

The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic or any other company affiliated with Atlantic. The Investment Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and thereafter the Investment Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees who are not parties to the agreement or interested person of any such party (other than as Trustees of the Trust).

The Investment Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Investment Advisory Agreement terminates immediately upon assignment.

Under the Investment Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

D. Distributor

1.  Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services.

Under a distribution agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund (see also “purchases through Financial Institutions”). With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements (see also, “Purchases through Financial Institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the

Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

E. Other Fund Service Providers

1.  Administrator, Accountant, Transfer Agent and Compliance Services

Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”) provide administration, fund accounting and transfer agency services to the Fund.  Atlantic is a subsidiary of Forum Trust, LLC.  Mr. John Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC, the corporate parent of Atlantic.

Pursuant to the Atlantic Services Agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Atlantic Services Agreement with respect to the Fund continues in effect until terminated; provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement. Under the Atlantic Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to ½ of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.
Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as transfer agent and distribution paying agent for the Fund.  The transfer agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As of the date hereof, the Beck, Mack & Oliver Partners Fund has not commenced operations.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Fund, on behalf of the Trust. For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Atlantic Compliance Services Agreement with respect to the Fund continues in effect until terminated.  The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party.  Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, and (2) Atlantic and certain related parties ("Atlantic Indemnitees") are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic's duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

As of the date hereof, the Beck, Mack & Oliver Partners Fund has not commenced operations.

2. Custodian

Union Bank N.A. is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 350 California Street, San Francisco, CA 94101.

3. Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as counsel to the Fund.

4. Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP (“BBD”) is the independent registered public accounting firm for the Fund, providing audit services and, tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

 4.          Portfolio Transactions

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid

As of the date hereof, the Beck, Mack & Oliver Partners Fund has not commenced operations.

C. Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. Choosing Broker-Dealers

The Adviser may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

As of the date hereof, the Beck, Mack & Oliver Partners Fund has not commenced operations.

E. Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services. Because most of an Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and because the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.
1. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

2. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

3. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. Under normal circumstances, the Adviser is a long-term investor with holdings periods for stocks of one to five years.

F. Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

As of the date hereof, the Beck, Mack & Oliver Partners Fund has not commenced operations.

G. Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within ten days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund’s latest semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the T ransfer A gent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

In addition, the Fund’s Adviser makes publicly available, on a quarterly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holding information is made available through the Fund’s or the Adviser’s website, marketing communications (including printed advertisements and sales literature), and/or the Fund’s Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operation that the Fund has retained them to perform. The Adviser to the Fund has regular and continuous access to the Fund’s portfolio holdings. In addition, the Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees , the Trust’s officers, and legal counsel to the Trust and to the Independent Trustees may receive such information on an as needed basis.

From time to time , nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating / ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information.  Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any berach of the terms of the confidentiality agreements by its employees; and (3) upon request from the Trust, will return or promptly destroy the information.  The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure.

No compensation is received by the Fund, n or, to the Fund’s knowledge, paid to its Adviser or any other party in connection with the disclosure of the Fund’s portfolio holdings.  The codes of ethics of the Trust, the Adviser, the Fund O fficers and the Distributor are intended to address , among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  In addition, t he Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

 5. Purchase and Redemption Information

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the transfer agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed, but under unusual circumstances, may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

Not all classes or portfolios of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

B. Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor. The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.  IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is receive.

2. UGMAs/UTMAs

If the trustee’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

3. Purchases through Financial Institutions

The Fund or its Adviser may enter into agreements with Financial Institutions. You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive purchase, redemption, or exchange orders on its behalf. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s prospectus or the Financial Institution’s contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the Financial Institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. The Adviser or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

The Adviser may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares. The Adviser may also sponsor various promotional activities held by the Financial Institutions to promote sales of the Fund.

In addition the Adviser, at its expense, may compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution’s list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institutions.

The above payments are made to Financial Institutions that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund shares attributable to that dealer, gross or net sales of Fund shares attributable to that dealer, reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or a negotiated lump sum payment for services rendered. The Adviser compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Eligibility requirements for such payments to Financial Institutions are determined by the Adviser. Such payments will create an incentive for the Financial Institutions to recommend that investors purchase Fund shares.

Marketing support payments are not expected, with certain limited exceptions, to exceed 0.10% of the average net assets of the Adviser’s mutual funds attributable to that dealer, estimated on an annual basis over a five year time period. Program servicing payments, which are paid in some instances to third parties in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.10% of the total assets in the Adviser’s mutual funds, estimated on an annual basis over a five year time period. In addition, the Adviser may make one-time or annual payments to select Financial

Institutions receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Adviser’s mutual funds on the Financial Institution's system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such Financial Institution on an annual basis to exceed the amounts set forth above. Separately, the Adviser may enter into one or more arrangements with third-party marketing firms. The Adviser anticipates that compensation to such firms will be consistent to costs associated with wholesaling and/or marketing mutual funds. Such compensation will be in addition to any marketing support and/or program servicing payments.

From time to time, the Adviser, at its expense, may provide additional compensation to Financial Institutions which sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the FINRA. Such compensation provided by the Adviser may include financial assistance to Financial Institutions that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips.

C. Additional Redemption Information

You may redeem Fund shares at NAV minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund’s NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only affect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

D. When and How NAV is Determined

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E. Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

 6. Taxation

The tax information set forth in the Prospectus and the information in this section relate solely to Federal income tax law and assume that the Fund qualifies for treatment as a “regulated investment company” (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the Federal, state, local and foreign tax provisions applicable to them. The tax year-end of the Fund is March 31 (the same as the Fund’s fiscal year end).

A.  Qualification as a Regulated Investment Company

The Fund intends for each tax year to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

1.  Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long term capital loss, and net gains and losses from certain foreign currency transactions and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

•
 The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•
 The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in  securities.

•
 The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.  Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets). A distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from most domestic corporations and certain foreign corporations, provided that certain holding period and other requirements are met.   To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions will not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

  Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income and/ or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) to you during the year.

C. Certain Tax Rules Applicable to the Fund’s Transactions

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short- term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exclude its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures or forward contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, of the positions are Section 1256 contracts, may constitute a “mixed straddle”. In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contract positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current federal tax law, if the Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to “market discount bonds” (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, debt securities denominated in a foreign currency, or forward contracts denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition thereof also are treated as ordinary income or loss.  These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of : (1) 98% of its ordinary income for the calendar year; and (2)

98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Redemption or Exchange of Shares

In general, a shareholder will recognize gain or loss on the redemption of shares of the Fund , or on the exchange of Fund shares for shares in another fund, in an amount equal to the difference between the proceeds of the redemption or exchange (in the latter case, the fair market value of the other fund’s shares received in the exchange) and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the redemption (a “wash sale”).

If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the redemption or exchange of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the redemption or exchange of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. Backup Withholding

The Fund will be required to withhold and remit to the U.S. Treasury 28% of distributions (in the case of all three situations mentioned below) , and the proceeds of redemptions of shares, to an individual or certain non-corporate shareholders: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s Federal income tax liability or refunded .

G. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment the Fund can differ from the rules for Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Taxes

Investment income received by the Fund , and gains it realizes, on foreign securities may be subject to income, withholding or other taxes of foreign countries and U.S. possessions that are withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined.

 7. Other Matters

 A. The Trust and Its Shareholders

 1.  General Information

 Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

 The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust registered for sale shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

 Absolute Opportunities Fund (4)
Absolute Strategies Fund (1)
Adams Harkness Small Cap Growth Fund
Auxier Focus Fund (2)
Beck, Mack & Oliver Global Equity Fund (f/k/a Austin Global Equity Fund)
Beck, Mack & Oliver Partners Fund
Brown Advisory Core International Fund (4)
Brown Advisory Flexible Value Fund (f/k/a Flag Investors – Equity Opportunity Fund) (6)
Brown Advisory Growth Equity Fund (3)
Brown Advisory Intermediate Income Fund (3)
Brown Advisory Maryland Bond Fund (4)
Brown Advisory Opportunity Fund (3)
Brown Advisory Small-Cap Growth Fund (5)
Brown Advisory Small-Cap Value Fund (3)
Brown Advisory Small-Cap Fundamental Value Fund (3)

Brown Advisory Value Equity Fund (3)
DF Dent Premier Growth Fund
Fountainhead  Special Value Fund
Golden Large Cap Core Fund (7)
Golden Small Cap Core Fund (7)
Grisanti Brown Value Fund (7)
Merk Asian Currency Fund (8)
Merk Hard Currency Fund (8)
Merk Absolute Return Currency Fund (8)
Payson Total Return Fund
Polaris Global Value Fund
The BeeHive Fund
The Market Neutral Fund (f/k/a Dover Long/Short Sector Fund)(7)
Waterville Large Cap Fund (7)

(1)  The Trust registered for sale shares of beneficial interest in Institutional and R classes of this series. Effective August 1, 2009, Class C shares were converted to R shares.
(2)  The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)  The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.
(4)  The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(5)  The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series.  The Fund has ceased the public offering of D Shares.  This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
(6)  The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)  The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.
(8)  The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each series and class thereof will continue indefinitely until terminated.

 2. Series and Classes of the Trust

 Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’ performance. For more information on any other series or class of shares of the Trust, investors may contact the transfer agent.

 3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 1 2b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the trust instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be affected by the Trustees without shareholder consent.

B. Fund Ownership

As of the date hereof, the Beck, Mack & Oliver Partners Fund has not commenced operations.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds’ Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j -1 of the 1940 Act which are designed to mitigate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

E. Proxy Voting Procedures

A copy of the Trust’s and Adviser’s proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC’s web site at www.sec.gov.

F.  Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

 The Trust’s independent registered public accounting firm, Briggs, Bunting & Dougherty, LLP , audits and reports on the Fund’s annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. As of the date hereof, the Beck, Mack & Oliver Partners Fund has not commenced operations, and thus financial statements are not available for the Fund , however financial statements for the predecessor limited partnership have been provided below .

BMO PARTNERS FUND, L.P.

Contents
Year Ended December 31, 2008

Financial Statements
Independent Auditors’ Report Statement of Assets and Liabilities Schedule of Investments in Securities Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements	1 2 3 - 4 5 6 7 - 9
Financial Highlights	10 - 11

Financial Statements

Independent Auditors’ Report

To the Partners and Board of Directors
BMO Partners Fund, L.P.

We have audited the accompanying statement of assets and liabilities of BMO Partners Fund, L.P., including the schedule of investments in securities as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BMO Partners Fund, L.P. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Holtz Rubenstein Reminick LLP

New York, New York
February 18, 2009

1

 BMO PARTNERS FUND, L.P.
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments in securities, at fair value (cost $12,718,978)	$13,021,010
Cash equivalents	71,503
Dividends and interest receivable	27,689
Total Assets	13,120,202

Liabilities
Accrued liabilities	157,506
Accrued partners' capital withdrawals	877,818
Total Liabilities	1,035,324
Net Assets	$12,084,878

Analysis of Net Assets
Partners' capital contributions and withdrawals, net	$(12,821,767)
Accumulated net investment income and net realized
gain on investments	24,604,613
Accumulated net unrealized appreciation	302,032
Net Assets	$12,084,878

See notes to financial statements.

2

BMO PARTNERS FUND, L.P.
Schedule of Investments in Securities
December 31, 2008
		Fair
	Shares	Value

Securities by Industry
Common Stocks - United States (85.05%) (a)
Energy (7.09%)
ConocoPhillips	3,750	$194,250
Mirant Corp.	21,589	407,384
Williams Cos Inc.	17,616	255,080
		856,714

Industrials (24.54%)
Emerson Electric Company	8,022	293,685
General Electric Company	23,884	386,921
Molex Incorporated	24,616	318,777
Cabot Corp.	5,519	84,441
Dover Corp.	15,655	515,362
Fluor Corp.	5,300	237,811
Nalco Holding Co.	41,265	476,198
Roper Industries Inc.	15,018	651,931
		2,965,126

Consumer discretionary (1.65%)
Liberty Media Corporation	11,421	199,639

Materials (2.45%)
Metabolix, Inc.	23,318	296,605

Healthcare (23.98%)
Abbott Laboratories	10,783	575,489
Baxter International	12,316	660,014
Boston Scientific Corp.	17,986	139,212
Johnson & Johnson	13,265	793,645
Laboratory Corporation of America Holdings	7,342	472,898
Merck & Co., Inc.	8,434	256,394
		2,897,652

Real Estate (0.73%)
HomeFed Corporation	5,367	88,555

Financials (17.02%)
American Express Co.	10,825	200,804
Berkshire Hathaway Inc., Class 'B'	247	793,858
Citigroup Inc.	5,859	39,314
Leucadia National Corp.	36,427	721,255
PICO Holdings Inc.	11,334	301,258
		2,056,489

See notes to financial statements.

3

BMO PARTNERS FUND, L.P.
Schedule of Investments in Securities
December 31, 2008

		Fair
	Shares	Value

Insurance (5.83%)
HCC Insurance Holdings, Inc.	26,349	704,836

Information Technology (1.76%)
Level 3 Communications Company	113,619	79,533
Qualcomm Inc.	3,700	132,571
		212,104

Total Common Stocks - United States - 85.05% (cost $8,605,287)		10,277,720

Common Stocks - Foreign (22.70%) (a)
Energy (6.70%)
Ceres Power Holdings PLC	37,611	44,381
Encana Corp.	8,305	386,016
Noble Corporation	14,078	310,983
Schlumberger Ltd.	1,600	67,728
		809,108
Diversified (2.43%)
RHJ International	60,713	293,851

Financials (8.62%)
Brookfield Asset Management Class A	29,190	445,731
Enstar Group Inc. GA	7,433	439,588
Shinsei Bank Ltd.	102,000	156,159
		1,041,478

Insurance (4.95%)
Axis Capital Holdings, Ltd.	20,565	598,853

Total Common Stock - Foreign - 22.70% (cost $4,113,691)		2,743,290

Total Investments in Securities - 107.75% (cost $12,718,978)		$13,021,010

(a) Percentage of net assets on the statement of assets and liabilities.

See notes to financial statements.

4

BMO PARTNERS FUND, L.P.

Statement of Operations
Year Ended December 31, 2008

Investment Income:
Dividends	$289,359
Interest	7,545
Total Investment Income	296,904

Expenses:
Investment advisory fees	138,495
Accounting fees	55,809
Banking and custodial fees	15,435
Filing fees	531
Total Expenses	210,270

Investment Advisory Fees Waived	(22,187)
Net Expenses	188,083

Net Investment Income	108,821

Realized and Unrealized Gain (Loss) from Investments:
Net realized gain from investments	324,773
Net decrease in unrealized appreciation on investments	(10,657,269)
Net Realized and Unrealized Loss from Investments	(10,332,496)
Net Decrease in Net Assets Resulting from Operations	$(10,223,675)

See notes to financial statements.

5

BMO PARTNERS FUND, L.P.

Statements of Changes in Net Assets
Years Ended December 31,	2008	2007

Decrease in Net Assets from Operations:
Investment income - net	$108,821	$79,360
Net realized gain from investments	324,773	3,111,675
Net decrease in unrealized appreciation
on investments	(10,657,269)	(635,967)

Net (Decrease) Increase in Net Assets Resulting from Operations	(10,223,675)	2,555,068

Partners' Capital Contributions and Withdrawals, net	(2,240,813)	(2,853,313)

Total Decrease	(12,464,488)	(298,245)

Net Assets - beginning of year	24,549,366	24,847,611

Net Assets - end of year	$12,084,878	$24,549,366

See notes to financial statements.

6

BMO PARTNERS FUND, L.P.

Notes to Financial Statements
Year Ended December 31, 2008

1.
Nature of Activities and Significant Accounting Policies

Nature of business - BMO Partners Fund, L.P. ("Partnership") is a closed-end management investment company. The Partnership was organized under the laws of the State of Delaware in 1991 as a limited partnership for the purpose of investing in publicly traded equity and debt securities. The Partnership maintains its general office in New York City.

Security valuation - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partner to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash equivalents - Cash equivalents consist of amounts held in money market accounts whose fair value approximates their carrying amount. At various times throughout the year, the Partnership maintained balances in excess of federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not subject to any significant credit risk with respect to cash equivalents.

Income taxes - As a limited partnership, the partners are required to include their proportionate share of the Partnership’s taxable income or loss on their respective income tax returns. Accordingly, there is no provision for federal, state or city income taxes in these financial statements.

The Partnership is not subject to the New York City unincorporated business tax since its sole activity is investing for its own account.

Other - The Partnership records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Uncertain Tax Positions - The Partnership has elected to defer the application of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement No. 109, Accounting for Income Taxes (SFAS 109), as permitted by FASB Staff Position FIN 48-3 (FSP FIN 48-3).

In accordance with the guidance in FSP FIN 48-3, the Partnership is not required to implement the provisions of FIN 48 until fiscal years beginning after December 15, 2008. As such, the Partnership has not implemented those provisions in its 2008 financial statements and, as of December 31, 2008, the Partnership does not believe it has any uncertain tax positions that would qualify for either recognition or disclosure in the accompanying financial statements.

2.	Investment Transactions

Purchases and sales of investment securities were $4,047,993 and $2,553,830, respectively.
The U.S. federal income tax basis of the Partnership’s investments at December 31, 2008 was $12,718,978 and net unrealized appreciation for U.S. federal income tax purposes was $302,032.

7

BMO PARTNERS FUND, L.P.
Notes to Financial Statements
Year Ended December 31, 2008

3.
Fair Value Measurements

Effective January 1, 2008, the Partnership implemented SFAS No. 157, Fair Value Measurement ("SFAS 157"), for its financial assets and liabilities that are re-measured and reported as fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The adoption of SFAS 157 to the Partnership’s financial assets and liabilities and non-financial assets and liabilities that are re-measured and reported at fair value at least annually did not have any impact on the Partnership’s financial results.

The following table presents information about the Partnership’s assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2008, and indicates the fair value hierarchy of the valuation techniques the Partnership utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

Fair Value Measurements at Reporting Date Using
Description	December 31, 2008	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Investments in securities	$ 13,021,010	$ 13,021,010	$ -	$ -

4.	Partners’ Capital

Admission and withdrawal of partners - The General Partner may admit additional limited partners and accept additional capital contributions to the Partnership on the first day of each calendar quarter. A limited partner may, on 30 days’ prior written notice to the General Partner, withdraw all or part of its capital account on the first day of each calendar quarter.

A limited partner withdrawing all of its capital may elect to receive an in-kind distribution of their proportionate share of the Partnership's investment securities and cash equivalents. The Partnership records a realized gain for the appreciation on investment securities distributed to its limited partners on the date of the distribution. During the year ended December 31, 2008, the Partnership made in-kind distributions valued at $2,653,144.

5.	Investment Advisory Fees and Transactions with Affiliate

The Partnership receives investment management and advisory services under a management agreement (the "Agreement") that provides for fees to be paid at an annual rate of 1% on the first $5,000,000 in average daily net assets, 0.75% on the second $5,000,000 in average daily net assets, and 0.50% on average daily net assets over $10,000,000. Investment advisory fees charged to operations for the year ended December 31, 2008 were $116,308. Included in accrued liabilities in the statement of assets and liabilities at December 31, 2008 are investment advisory fees payable of $116,308.

8

BMO PARTNERS FUND, L.P.

Notes to Financial Statements
Year Ended December 31, 2008

The current agreement provides for an expense reimbursement from the investment adviser if the Partnership’s total expenses exceed .93% of the Partnership’s average net asset value. The expense cap limitation is at the discretion of the investment adviser and management and can be waived voluntarily at any time. During the year ended December 31, 2008, the investment adviser voluntarily waived $22,187 of investment advisory fees.

6.	Concentrations of Credit Risk

Financial instruments that potentially subject the Partnership to concentrations of credit risk consist primarily of cash equivalents and investments. The Partnership maintains cash equivalents, short and long-term investments and other financial instruments at a major financial institution.

9

 BMO PARTNERS FUND, L.P.

Financial Highlights

	Years Ended December 31,
	2008	2007	2006	2005	2004

(Loss) Income from Investment Operations:
Net investment income	$108,821	$79,360	$157,777	$80,242	$59,001
Net realized and unrealized (loss) gain
on investment transactions	(10,332,496)	2,475,708	3,207,868	1,927,777	3,420,836

Total (Loss) Income from Investment Operations	$(10,223,675)	$2,555,068	$3,365,645	$2,008,019	$3,479,837

Total Return *	-45.83%	11.62%	15.67%	9.94%	14.67%

* Total return consists of return on investments in securities and cash equivalents, divided by net asset value at the beginning of the year adjusted for net partners' capital contributions (withdrawals). In 2008, there were net partners' capital withdrawals of $2,240,813.

See independent auditors' report.

10

BMO PARTNERS FUND, L.P.
Financial Highlights

	Years Ended December 31,
	2008		2007	2006		2005		2004

Supplemental Data:
Net assets, end of year	$12,084,878		$24,549,366	$24,847,611		$22,207,373		$24,218,805

Ratio to average net assets:
Expenses	1.03	% *	0.93%	0.94	% *	0.87	% *	0.88	% *
Net investment income	0.59	% *	0.32%	0.67	% *	0.35	% *	0.22	% *
Portfolio turnover rate	12.39%		22.11%	17.76%		5.96%		7.65%

* Such percentages are net of advisory fee waivers. The advisor voluntarily waived a portion of its advisory fee (equal to .11%, .02%, .07%, and .33% of average net assets) in 2008, 2006, 2005, and 2004, respectively.

See independent auditors' report.

11
BMO PARTNERS FUND, L.P.

Contents
Nine Months Ended September 30, 2009 (unaudited)

Financial Statements
Statement of Assets and Liabilities Schedule of Investments in Securities Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements Financial Highlights	1 2-3 4 5 6-8 9-10

 BMO PARTNERS FUND, L.P.

Statement of Assets and Liabilities
September 30, 2009 (unaudited)

Assets
Investments in securities, at fair value (cost $9,277,320)	$12,495,849
Cash equivalents	1,990,881
Dividends and interest receivable	17,273
Total Assets	14,504,003

Liabilities
Accrued liabilities	93,418
Accrued partners' capital withdrawals	479,872
Total Liabilities	573,290
Net Assets	$13,930,713

Analysis of Net Assets
Partners' capital contributions and withdrawals, net	$(13,147,859)
Accumulated net investment income and net realized
gain on investments	23,860,043
Accumulated net unrealized appreciation	3,218,529
Net Assets	$13,390,713

1

BMO PARTNERS FUND, L.P.

Schedule of Investments in Securities
September 30, 2009 (unaudited)
		Fair
	Shares	Value

Securities by Industry
Common Stocks - United States (64.56%) (a)
Energy (5.91%)
ConocoPhillips	6,423	$290,063
Mirant Corp.	14,822	243,525
Williams Cos Inc.	16,236	290,137
		823,725

Industrials (14.64%)
Dover Corp.	10,937	423,918
Fluor Corp.	4,945	251,453
Molex Incorporated	8,112	152,424
Nalco Holding Co.	31,457	644,554
Roper Industries Inc.	11,118	566,796
		2,039,145
Materials (2.44%)
Metabolix, Inc.	33,058	339,836

Healthcare (20.84%)
Abbott Laboratories	11,404	564,156
Baxter International	9,880	563,259
Boston Scientific Corp.	13,551	143,505
Johnson & Johnson	9,550	581,500
Laboratory Corporation of America Holdings	7,003	460,097
Merck & Co., Inc.	9,350	295,741
Waters Corp.	5,290	295,499
		2,903,757

Real Estate (1.03%)
Homefed Corporation	6,091	143,139

Financials (12.33%)
American Express Co.	3,707	125,667
Berkshire Hathaway Inc., Class 'B'	151	501,773
Leucadia National Corp.	27,577	681,703
PICO Holdings Inc.	12,230	407,871
		1,717,014
Insurance (3.58%)
HCC Insurance Holdings, Inc.	18,236	498,755

2

BMO PARTNERS FUND, L.P.

Schedule of Investments in Securities
September 30, 2009 (unaudited)
		Fair
	Shares	Value

Information Technology (3.79%)
Fidelity National Information Services	4,000	102,040
Level 3 Communications Company	127,217	176,832
Qualcomm Inc.	5,545	249,414
		528,286

Total Common Stocks - United States – 64.56% (cost $5,976,088)		8,993,657

Common Stocks - Foreign (25.14%) (a)
Energy (9.91%)
Ceres Power Holdings PLC	28,981	95,947
Encana Corp.	8,116	467,563
Noble Corporation	13,516	513,067
Schlumberger Ltd.	5,111	304,616
		1,381,193
Diversified (1.79%)
RHJ International	34,103	248,744

Materials (1.29%)
Potash Corp Sask Inc.	1,994	180,138

Financials (7.89%)
Brookfield Asset Management Class A	25,547	580,172
Enstar Group Inc. GA	8,351	518,848
		1,099,020

Insurance (4.26%)
Axis Capital Holdings, Ltd.	19,652	593,097

Total Common Stock - Foreign – 25.14% (cost $3,301,232)		3,502,192

Total Investments in Securities – 89.70% (cost $9,277,320)		$12,495,849

(a) Percentage of net assets on the statement of assets and liabilities.

3

BMO PARTNERS FUND, L.P.

Statement of Operations
Nine Months Ended September 30, 2009 (unaudited)

Investment Income:
Dividends	$151,697
Interest	33
Total Investment Income	151,730

Expenses:
Investment advisory fees	89,561
Accounting fees	13,675
Banking and custodial fees	6,074
Filing fees	250
Total Expenses	109,560

Investment Advisory Fees Waived	(10,993)
Net Expenses	98,567

Net Investment Income	53,163

Realized and Unrealized Gain (Loss) from Investments:
Net realized loss from investments	(797,733)
Net increase in unrealized appreciation on investments	2,916,497
Net Realized and Unrealized Gain from Investments	2,118,764
Net Increase in Net Assets Resulting from Operations	$2,171,927

4

BMO PARTNERS FUND, L.P.

Statements of Changes in Net Assets
Nine Months Ended September 30, 2009 (unaudited) and Year Ended December 31, 2008	2009	2008
	(Unaudited)	(Audited)

Increase (Decrease) in Net Assets from Operations:
Investment income - net	$53,163	$108,821
Net realized (loss) gain from investments	(797,733)	324,733
Net increase (decrease) in unrealized appreciation
on investments	2,916,497	(10,657,269)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,171,927	(10,223,675)

Partners' Capital Contributions and Withdrawals, net	(326,092)	(2,240,813)

Total Increase (Decrease)	1,845,835	(12,464,488)

Net Assets - beginning of year	12,084,878	24,549,366

Net Assets - end of year	$13,930,713	$12,084,878

5

BMO PARTNERS FUND, L.P.

Notes to Financial Statements
Nine Months Ended September 30, 2009 (unaudited)

1.
Nature of Activities and Significant Accounting Policies

Nature of business - BMO Partners Fund, L.P. ("Partnership") is a closed-end management investment company. The Partnership was organized under the laws of the State of Delaware in 1991 as a limited partnership for the purpose of investing in publicly traded equity and debt securities. The Partnership maintains its general office in New York City.

Security valuation - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partner to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash equivalents - Cash equivalents consist of amounts held in money market accounts whose fair value approximates their carrying amount. At various times throughout the year, the Partnership maintained balances in excess of federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not subject to any significant credit risk with respect to cash equivalents.

Income taxes - As a limited partnership, the partners are required to include their proportionate share of the Partnership’s taxable income or loss on their respective income tax returns. Accordingly, there is no provision for federal, state or city income taxes in these financial statements.

The Partnership is not subject to the New York City unincorporated business tax since its sole activity is investing for its own account.

Other - The Partnership records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Realized gains and losses from securities transactions are recorded on a specific identification basis.

Uncertain Tax Positions – Effective January 1, 2009, the Company adopted the provisions of Accounting for Uncertainty in Income Taxes (“Uncertain Tax Position”).  Uncertain Tax Position prescribes recognition thresholds that must be met before a tax position is recognized in the financial statements and provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  Under Uncertain Tax Position, an entity may only recognize or continue to recognize tax positions that meet a “more likely than not” threshold.  The Company has evaluated its tax position for the nine months ended September 30, 2009, and does not expect a material adjustment to be made.

Subsequent events - The Company has evaluated all subsequent events through October 22, 2009 to ensure that these financial statements include subsequent events that should  be recognized in the financial statements as of September 30, 2009.

6

BMO PARTNERS FUND, L.P.

Notes to Financial Statements
Nine Months Ended September 30, 2009 (unaudited)

2.
Investment Transactions

Purchases and sales of investment securities were $1,752,319 and $4,015,912, respectively.
The U.S. federal income tax basis of the Partnership’s investments at September 30, 2009 was $9,277,320 and net unrealized appreciation for U.S. federal income tax purposes was $3,218,529.

3.
Fair Value Measurements

The following table presents information about the Partnership’s assets and liabilities that are measured at fair value on a recurring basis as of September 30, 2009, and indicates the fair value hierarchy of the valuation techniques the Partnership utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

Fair Value Measurements at Reporting Date Using
	Description	September 30, 2009	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

	Investments in securities	$ 12,495,849	$ 12,495,849	$ -	$ -

4.	Partners’ Capital

Admission and withdrawal of partners - The General Partner may admit additional limited partners and accept additional capital contributions to the Partnership on the first day of each calendar quarter. A limited partner may, on 30 days’ prior written notice to the General Partner, withdraw all or part of its capital account on the first day of each calendar quarter.

A limited partner withdrawing all of its capital may elect to receive an in-kind distribution of their proportionate share of the Partnership's investment securities and cash equivalents. The Partnership records a realized gain for the appreciation on investment securities distributed to its limited partners on the date of the distribution. During the nine months ended September 30, 2009, the Partnership made in-kind distributions valued at $429,474.

5.	Investment Advisory Fees and Transactions with Affiliate

The Partnership receives investment management and advisory services under a management agreement (the "Agreement") that provides for fees to be paid at an annual rate of 1% on the first $5,000,000 in average daily net assets, 0.75% on the second $5,000,000 in average daily net assets, and 0.50% on average daily net assets over $10,000,000. Investment advisory fees charged to operations for the year ended September 30, 2009 were $78,568. Included in accrued liabilities in the statement of assets and liabilities at September 30, 2009 are investment advisory fees payable of $78,568.

The current agreement provides for an expense reimbursement from the investment adviser if the Partnership’s total expenses exceed .93% of the Partnership’s average net asset value. The expense cap limitation is at the discretion of the investment adviser and management and can be waived voluntarily at

7

BMO PARTNERS FUND, L.P.
Notes to Financial Statements
Nine Months Ended September 30, 2009 (unaudited)

any time. During the year ended September 30, 2009, the investment adviser voluntarily waived $10,993 of investment advisory fees.

6.	Concentrations of Credit Risk

Financial instruments that potentially subject the Partnership to concentrations of credit risk consist primarily of cash equivalents and investments. The Partnership maintains cash equivalents, short and long-term investments and other financial instruments at a major financial institution.

7.	Subsequent Events

The Partnership is currently undergoing a reorganization to convert the Partnership to an open-end management company.  The Partnership, contingent on the approval of the Limited Partners, will transfer substantially all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Partnership’s liabilities.  The Partnership will then distribute the shares received from the Acquiring Fund proportionately to the General Partner and Limited Partners and terminate the Partnership.

8

BMO PARTNERS FUND, L.P.

Financial Highlights

	Nine Months Ended September 30,	Years Ended December 31,
	2009	2008	2007	2006	2005	2004
	(Unaudited)
(Loss) Income from Investment Operations:
Net investment income	$ 53,163	$ 108,821	$ 79,360	$157,777	$ 80,242	$ 59,001
Net realized and unrealized gain
(loss) on investment
transactions	2,118,764	(10,332,496)	2,475,708	3,207,868	1,927,777	3,420,836

Total Income (Loss) from Investment Operations	$ 2,171,927	$(10,223,675)	$2,555,068	$3,365,645	$2,008,019	$ 3,479,837

Total Return *	18.47%	-45.83%	11.62%	15.67%	9.94%	14.67%

* Total return consists of return on investments in securities and cash equivalents, divided by net asset value at the beginning of the year adjusted for net partners' capital contributions (withdrawals). In 2009, there were net partners' capital withdrawals of $326,092.

9

BMO PARTNERS FUND, L.P.
Financial Highlights

	Nine Months Ended September 30,		Years Ended December 31,
	2009		2008		2007	2006		2005		2004
	(Unaudited)
Supplemental Data:
Net assets, end of year	$ 13,930,713		$12,084,878		$24,549,366	$24,847,611		$22,207,373		$24,218,805

Ratio to average net assets:
Expenses	0.78%	*	1.03%	*	0.93%	0.94%	*	0.87%	*	0.88%	*
Net investment income	0.42%	*	0.59%	*	0.32%	0.67%	*	0.35%	*	0.22%	*
Portfolio turnover rate	13.86%		12.39%		22.11%	17.76%		5.96%		7.65%

* Such percentages are net of advisory fee waivers.  The advisor voluntarily waived a portion of its advisory fee (equal to .09%, .11%, .02%, .07%, and .33% of average net assets) in 2009, 2008, 2006, 2005, and 2004, respectively.

10

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

A.	Long-Term Ratings
1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)
Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.
C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.
Fitch – International Long-Term Credit Ratings
International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.
The following rating scale applies to foreign currency and local currency ratings:

Investment Grade
AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade
BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
CC	Default of some kind appears probable.
C	Default is imminent.
RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.
Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings
1.	Moody’s Investors Service
aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings
1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
2.	Standard and Poor’s
A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.
Fitch
The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.
Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B –Procedures

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003

As Amended September 14, 2004

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A)Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B)Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) General

(1)Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3)Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1)Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested   election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)Appointment of Auditors. Management recommendations will generally be supported.

(3)Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C) Non-Routine Matters

(1)Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

 (3)Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E) Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer

BECK, MACK & OLIVER LLC

PROXY VOTING PROCEDURES AND POLICIES

As of July 31, 2003

REGARDING BECK, MACK & OLIVER PARTNERS FUND

I.GENERAL STATEMENT

Beck, Mack & Oliver LLC (the “Adviser”) has discretion to vote the proxies received by Beck, Mack & Oliver Partners Fund (the “Fund”), a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund’s shareholders and in accordance with these procedures and policies.

II.POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III.RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A. Copies of the proxy voting procedures and policies, and any amendments thereto.

B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C. A record of each vote that the Adviser casts.

D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E. A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.           DISCLOSURE

A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

PART C
OTHER INFORMATION

Item 15.  Indemnification

See the Amended and Restated Trust Instrument (the “Trust Instrument”) of Forum Funds (the “Trust” or the “Registrant”), attached as Exhibit (a) to Post-Effective Amendment No. 249 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-67052 and 811-03023) filed with the Securities and Exchange Commission on April 30, 2009 (the “Registration Statement”), and Amended and Restated By-Laws, attached as Exhibit (b) to the Registration Statement.

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

(a)           Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other Persons may be entitled by contract or otherwise under law.

(d)           Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Beck, Mack & Oliver, LLC includes language similar to the following:

“SECTION 3. STANDARD OF CARE.

(a)               The Trust shall expect, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable for error of judgment or mistake of law or for any loss incurred by the Trust or any Fund in connection with matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

(a)           The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon:

(i)   the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement;

(ii)   any material breach by the Trust of its representations and warranties under this Agreement; or

(iii)   any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished orally or in writing to the Trust in connection with the preparation of the Registration Statement, exhibits to the Registration Statement or the Prospectus by or on behalf of Forum (collectively, “Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b)           The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably.  The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim.  If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain.  If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains.  A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c)           The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

 (i)    any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

 (ii)    any act of, or omission by, Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d)           The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably.  The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim.  If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain.  If the Distributor does not assume the defense of any such suit, or if Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains.  A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e)           The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served.  Such notice shall refer to the person or persons against whom the action is brought.  The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f)           The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor.  The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g)           Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h)           Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Operating Agreement or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Operating Agreement and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i)           Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.

Item 16.  Exhibits.

(1)
Trust Instrument of Registrant as amended and restated on April 14, 2009. (Incorporated by reference to Exhibit (a) in post-effective amendment No. 249 to the Registrants’ Registration Statement filed with the Securities and Exchange Commission on April 30, 2009, accession number 0000315774-09-000007 (“PEA 249”)).

(2)	By-Laws of Registrant as amended on April 14, 2009. (Incorporated by reference to Exhibit (b) in PEA 249).

(3)	Voting Trust Agreements. – Not applicable

(4)	Form of Agreement and Plan of Reorganization dated XXX, 2009. – Filed herewith as Appendix A to the Combined Proxy Statement and Prospectus.

(5)	Rights of security holders of the Registrant are defined in Articles II, VII, IX, X and XI of the Trust Instrument and Articles III, V and VI of the By-Laws.

(6)	(a)
Investment Advisory Agreement between Registrant and Beck, Mack and Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via IDEA on April 30, 2009, accesion number 0000315774-09-000007).

(6)	(b)	Amended Schedule A and Schedule B to the Investment Advisory Agreement filed herewith as Exhibit (6)(b).

(7)	(a)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009. (Incorporated by reference to Exhibit (e)(2) in PEA 249).

(b)
Amended Appendix A to Distribution Agreement dated October 8, 2009 (Exhibit incorporated by reference as filed as Exhibit ( e )(2) (A) in post-effective amendment No. 261 via EDGAR on October 28, 2009, accession number 0000315774-09-000141 ("PEA 261")) .

(8)	Bonus, profit sharing or pension plans. – Not applicable

(9)
Custodian  Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

(10)	(a)	Rule 12b-1 Distribution Plan of Registrant. - Not applicable.

(10)	(b)	Amended and Restated Rule 18f-3 Plan of Registrant. - Not applicable.

(11)	Opinion of Counsel as to the Legality of Shares Being Registered is filed herewith as Exhibit (11) .

(12)	Opinion of Counsel on Tax Matters. – To be filed by amendment.

(13)	Other Material Contracts

(a)
Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007. (Incorporated by reference to Exhibit (h)(1) in post-effective amendment No. 220 to the Registrants’ Registration Statement filed with the Securities and Exchange Commission on October 31, 2007, accession number 0001193125-07-231202)

(b)
Amendment to Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 14, 2009. (Incorporated by reference to Exhibit (h)(2) in post-effective amendment No. 250 to the Registrants’ Registration Statement filed with the Securities and Exchange Commission on June 1, 2009, accession number 0000315774-09-000026)

(c)
Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC. (Incorporated by reference to Exhibit (h)(13) in post effective amendment No. 235 to the Registrants’ Registration Statement filed with the Securities and Exchange Commission on July 25, 2008, accession number 0001193125-08-158164)

(d)	Amended Appendix A to Compliance Services Agreement (Incorporated by reference to Exhibit (h)(9)(A) in PEA 261).

(14)	(a)	Consent of Holtz Rubenstein Reminick LLP is filed herewth as Exhibit (14) (a) .

(14)	(b)	Consent of Briggs, Bunting & Dougherty, LLP is filed herewth as Exhibit (14)(b).

(15)	Financial Statements Omitted Pursuant to Item 14(a)(1). – Not applicable

(16)	Power of Attorney for Costas Azariadis, James C. Cheng, John Y. Keffer, and J. Michael Parish. – Filed herewith as Exhibit (16).

(17)		Other Exhibits
	(a)	Form of Proxy Card. – Filed herewith as Exhibit (17)(a).

Item 17.  Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus/proxy statement in a post-effective amendment to this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Portland and the State of Maine on the 2 0 th   day of November 2009.

FORUM FUNDS

By:   /s/ Stacey E. Hong
Stacey E. Hong
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below on the  2 0 th   day of November 2009 by the following persons in the capacities indicated.

Signature	Title

/s/ Stacey E. Hong Stacey E. Hong	President and Principal Executive Officer

_______________ John Y. Keffer*	Trustee

_______________ James C. Cheng*	Trustee

_______________ J. Michael Parish*	Trustee

_______________ Costas Azariadis*	Trustee

/s/ Karen Shaw Karen Shaw	Treasurer and Principal Financial Officer

*By: /s/ Lina Bhatnagar Lina Bhatnagar, Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Amended Schedule A and Schedule B to the Investment Advisory Agreement	EX-99.6(b)
Opinion and Consent of K&L Gates LLP	EX- 11

Consent of Holtz Rubenstein Reminick LLP	EX-99.14 (a)

Consent of Briggs, Bunting & Dougherty, LLP	EX-99.14(b)

Power of Attorney for Costas Azariadis, James C. Cheng, John Y. Keffer, and J. Michael Parish	EX-99.16

Form of Consent by Beck, Mack & Oliver Partners Fund, LP	EX-99.17(a)